EXHIBIT 10.1.2

          SELLER'S WARRANTIES AND SERVICING AGREEMENT, DATED AS OF JANUARY 1, 2002, BETWEEN GOLDMAN SACHS MORTGAGE COMPANY
                     AND ABN AMRO MORTGAGE GROUP, INC.










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                       GOLDMAN SACHS MORTGAGE COMPANY

                                 Purchaser

                                    and

                        ABN AMRO MORTGAGE GROUP INC.

                                  Company



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                SELLER'S WARRANTIES AND SERVICING AGREEMENT

                        Dated as of January 1, 2002

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                                                  TABLE OF CONTENTS

                                                      ARTICLE I

DEFINITIONS.......................................................................................................1

                                                     ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
BOOKS AND RECORDS; DELIVERY OF DOCUMENTS.........................................................................11
Section 2.01      Conveyance of Mortgage Loans; Possession of Mortgage Files;Maintenance of
                  Servicing Files................................................................................11
Section 2.02      Books and Records; Transfers of Mortgage Loans.................................................12
Section 2.03      Delivery of Documents..........................................................................13
Section 2.04      Mortgage Schedule..............................................................................15
Section 2.05      Examination of Mortgage Files..................................................................15
Section 2.06      Reserved.......................................................................................15
Section 2.07      Representation, Warranties and Agreement of Purchaser..........................................16
Section 2.08      Closing........................................................................................18
Section 2.09      Closing Documents..............................................................................19

                                                     ARTICLE III

REPRESENTATIONS AND WARRANTIES; REMEDIES AND BREACH..............................................................19
Section 3.01      Company Representations and Warranties.........................................................19
Section 3.02      Representations and Warranties Regarding Individual Mortgage Loans.............................23
Section 3.03      Repurchase.....................................................................................32

                                                     ARTICLE IV

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...................................................................34
Section 4.01      Company to Act as Servicer.....................................................................34
Section 4.02      Liquidation of Mortgage Loans..................................................................35
Section 4.03      Collection of Mortgage Loan Payments...........................................................36
Section 4.04      Establishment of and Deposits to Custodial Account.............................................36
Section 4.05      Permitted Withdrawals From Custodial Account...................................................38
Section 4.06      Establishment of and Deposits to Escrow Account................................................40
Section 4.07      Permitted Withdrawals From Escrow Account......................................................41
Section 4.08      Payment of Taxes, Insurance and Other Charges..................................................41
Section 4.09      Protection of Accounts.........................................................................42
Section 4.10      Maintenance of Hazard Insurance................................................................42
Section 4.12      Maintenance of Mortgage Impairment Insurance...................................................44
Section 4.13      Maintenance of Fidelity Bond and Errors and Omissions Insurance................................45
Section 4.14      Inspections....................................................................................46
Section 4.15      Restoration of Mortgaged Property..............................................................46
Section 4.16      Claims.........................................................................................46
Section 4.17      Title, Management and Disposition of REO Property..............................................47
Section 4.18      Real Estate Owned Reports......................................................................48
Section 4.19      Liquidation Reports............................................................................48
Section 4.20      Reports of Foreclosures and Abandonments of Mortgaged Property.................................49

                                                      ARTICLE V

PAYMENTS TO PURCHASER............................................................................................49
Section 5.01      Remittances....................................................................................49
Section 5.02      Statements to Purchaser........................................................................50
Section 5.03      Monthly Advances by Company....................................................................50

                                                     ARTICLE VI

GENERAL SERVICING PROCEDURES.....................................................................................51
Section 6.01      Transfers of Mortgaged Property................................................................51
Section 6.02      Satisfaction of Mortgages and Release of Mortgage Files........................................51
Section 6.03      Servicing Compensation.........................................................................52
Section 6.04      Annual Statement as to Compliance..............................................................52
Section 6.05      Annual Independent Public Accountants' Servicing Report........................................53
Section 6.06      Right to Examine Company Records...............................................................53
Section 6.07      Compliance with REMIC Provisions...............................................................53

                                                     ARTICLE VII

COMPANY TO COOPERATE.............................................................................................53
Section 7.01      Provision of Information.......................................................................53
Section 7.02      Financial Statements; Servicing Facility.......................................................54

                                                    ARTICLE VIII

THE COMPANY......................................................................................................54
Section 8.01      Indemnification; Third Party Claims............................................................54
Section 8.02      Merger or Consolidation of the Company.........................................................55
Section 8.03      Limitation on Liability of Company and Others..................................................56
Section 8.04      Limitation on Resignation and Assignment by Company............................................56

                                                     ARTICLE IX

PASS-THROUGH TRANSFER............................................................................................57
Section 9.01      Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Pass-
                  Through Transfer...............................................................................57

                                                      ARTICLE X

DEFAULT..........................................................................................................59
Section 10.01     Events of Default..............................................................................59
Section 10.02     Waiver of Defaults.............................................................................61

                                                     ARTICLE XI

TERMINATION......................................................................................................61
Section 11.01     Termination....................................................................................61
Section 11.02     Termination Without Cause......................................................................61
Section 11.03     Termination With Cause.........................................................................61

                                                     ARTICLE XII

MISCELLANEOUS PROVISIONS.........................................................................................62
Section 12.01     Successor to Company...........................................................................62
Section 12.02     Amendment......................................................................................63
Section 12.03     Governing Law..................................................................................63
Section 12.04     Duration of Agreement..........................................................................64
Section 12.05     Notices........................................................................................64
Section 12.07     Relationship of Parties........................................................................65
Section 12.08     Execution; Successors and Assigns..............................................................65
Section 12.09     Recordation of Assignments of Mortgage.........................................................66
Section 12.10     Assignment by Purchaser........................................................................66
Section 12.11     Solicitation of Mortgagor......................................................................66
DEFAULT REPORTS.................................................................................................E-2

EXHIBITS

Exhibit A         Mortgage Loan Schedule
Exhibit B         Contents of Each Mortgage Loan File
Exhibit C         Form of Custodial Agreement
Exhibit D         Form of Opinion of Counsel
Exhibit E         Items to Be Included in Monthly Remittance Advice
Exhibit F         Form of Assignment and Assumption Agreement
Exhibit G         Form of Seller's Officer's Certificate

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         This is a Seller's Warranties and Servicing Agreement for various residential first mortgage loans, dated and effective as of Janaury 1, 2002, and is executed between Goldman Sachs Mortgage Company, as purchaser (the "Purchaser"), and ABN AMRO Mortgage Group Inc., as seller and servicer (the "Company").


                            W I T N E S S E T H
                            - - - - - - - - - -


         WHEREAS, the Purchaser has agreed to purchase from the Company and the Company has agreed to sell to the Purchaser certain 5/1 adjustable rate Mortgage Loans which have an aggregate Scheduled Principal Balance as of the close of business on the Cut-off Date (as defined below), of approximately $155.5 million ( with a possible variance of plus or minus 5.0%);

         WHEREAS, each of the Mortgage Loans is secured by a mortgage, deed of trust or other security instrument creating a first lien on a one-to-four family residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit A; and

         WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the conveyance, servicing and control of the Mortgage Loans;

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:


                                 ARTICLE I

                                DEFINITIONS

         Whenever used herein, the following words and phrases, unless the content otherwise requires, shall have the following meanings:

         Accepted Servicing Practices: With respect to any Mortgage Loan, those customary mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located. The servicing procedures set forth in FNMA or FHLMC servicing guides will be considered Accepted Servicing Practices.

         Agreement: This Seller's Warranties and Servicing Agreement and all amendments hereof and supplements hereto.

         ALTA: The American Land Title Association or any successor thereto.

         Appraised Value: With respect to any Mortgage Loan, the lesser of
(i) the value set forth on the appraisal made in connection with the origination of the related Mortgage Loan as the value of the related Mortgage Property, or (ii) the purchase price paid for the Mortgage Property; provided, however, in the case of a refinanced Mortgage Loan, such value shall be based solely on the appraisal made in connection with the refinance of such Mortgage Loan.

         Assignment and Assumption Agreement: The Assignment, Assumption and Recognition Agreement pursuant to which the Purchaser may assign in whole or in part, its interest under this Agreement with respect to the Mortgage Loans to a third party, a form of which is attached as Exhibit F hereto.

         Assignment of Mortgage or Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser or its designated assignee.

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the states where the parties are located are authorized or obligated by law or executive order to be closed.

         Closing Date: January 29, 2002.

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

         Company: ABN AMRO Mortgage Group Inc., or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

         Company Employee: The meaning assigned to such term in Section
4.13.

         Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

         Custodial Account: The separate account or accounts created and maintained pursuant to Section 4.04.

         Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, a form of which is annexed hereto as Exhibit C.

         Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement as provided therein.

         Cut-off Date: January 1, 2002.

         Determination Date: The 15th day of every month, or if such day is not a Business Day, the preceding Business Day.

         Due Date: The first day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

         Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month in which such Remittance Date occurs and ending on (and including) the first day of the month in which such Remittance Date occurs.

         Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

         Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

         Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

         Event of Default: Any one of the conditions or circumstances enumerated in Section 10.01.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         FHLMC: Federal Home Loan Mortgage Corporation and its successors.

         FHLMC Guidelines: The servicing guidelines periodically updated and distributed by Freddie Mac.

         Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to Section 4.12.

         FIFO: As defined in Section 10.01.

         First Remittance Date: February 18, 2002.

         FNMA: Federal National Mortgage Association and its successors.

         GNMA: Government National Mortgage Association and its successors.

         Insurance Proceeds: Proceeds of any mortgage insurance, title policy, hazard policy or other insurance policy covering a Mortgage Loan, if any, to the extent such proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Company would follow in servicing mortgage loans held for its own account.

         Liquidation Proceeds: Cash (other than Insurance Proceeds or Condemnation Proceeds) received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale, sale of REO Property, or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

         Loan-to-Value Ratio: With respect to any Mortgage Loan, the ratio of the original loan amount of the Mortgage Loan at its origination or refinancing, as applicable, to the Appraised Value of the Mortgaged Property.

         Monthly Advance: The portion of each Monthly Payment that is delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to
Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

         Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

         Monthly Remittance Advice: The meaning assigned to such term in
Section 5.02.

         Mortgage: The mortgage, deed of trust or other instrument and riders thereto securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

         Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note in accordance with the provisions of the Mortgage Note.

         Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

         Mortgage Loan Documents: With respect to a Mortgage Loan, the original related Mortgage Note with applicable addenda and riders, the original related security instrument and the originals of any required addenda and riders, the original related Assignment and any original intervening related Assignments, the original related title insurance policy, and the related appraisal report.

         Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate.

         Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Exhibit A, such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Company's Mortgage Loan number;
(2) the address, city, state and zip code of the Mortgaged Property; (3) a code indicating whether the Mortgaged Property is a single family residence, two-family residence, three-family residence, four-family residence or planned unit development; (4) the purpose of the Mortgage Loan; (5) the current Mortgage Interest Rate; (6) the Mortgage Loan Remittance Rate; (7) the Servicing Fee Rate; (8) the current Monthly Payment; (9) the original term to maturity; (10) the scheduled maturity date (and, if different, the stated maturity date indicated on the Mortgage Note on its date of origination); (11) the principal balance of the Mortgage Loan as of the Cut-off Date after deduction of payments of principal due on or before the Cut-off Date whether or not collected; (12) the Loan-to-Value Ratio; (13) the due date of the Mortgage Loan; (14) a code indicating whether the Mortgagor or the Mortgaged Property is the subject of a bankruptcy case; (15) the amount of any delinquencies and the due date of any delinquent payments and (16) the CPI twelve month pay string.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage and riders thereto.

         Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

         Mortgagor: The obligor on a Mortgage Note.

         Officer's Certificate: A certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Vice President, an Assistant Vice President, the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser.

         Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans by the Purchaser to a trust to be formed as part of a publicly issued or privately placed mortgage-backed securities transaction.

         Payaheads: Scheduled Monthly Payments on a Mortgage Loan made by a Mortgagor that are due in a Due Period subsequent to the period in which received by the Servicer, and which are not required to be applied as a prepayment of principal on such Mortgage Loan.

         Person: Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         Primary Mortgage Insurance Policy: Each policy of primary mortgage insurance represented to be in effect pursuant to Section 3.02(xxxii), or any replacement policy therefor obtained by the Servicer pursuant to
Section 4.08.

         Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in The Wall Street Journal.

         Principal Balance: As to each Mortgage Loan, (i) the actual outstanding principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts attributable to principal collected from or on behalf of the Mortgagor, including the principal portion of Liquidation Proceeds, Condemnation Proceeds, and Insurance Proceeds.

         Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment Period: With respect to each Remittance Date, the period commencing on the first day of the month preceding the month in which such Remittance Date occurs, and ending on the last day of such month.

         Purchase Price: The purchase price specified in the Purchase Price and Terms Letter.

         Purchase Price and Terms Letter: The purchase price and terms letter between the Purchaser and the Company, dated December 20, 2001.

         Purchaser: Goldman Sachs Mortgage Company, or its successor in interest or any successor to the Purchaser under this Agreement as herein provided.

         Qualification Defect: With respect to a Mortgage Loan, (a) a defective document in the Mortgage File, (b) the absence of a document in the Mortgage File, or (c) the breach of any representation, warranty or covenant with respect to the Mortgage Loan made by the Company, but, in each case, only if the affected Mortgage Loan would cease to qualify as a "qualified mortgage" for purposes of the REMIC Provisions.

         Qualified Depository: A federal or state chartered depository institution, which may be an affiliate of the Company, the deposits in which are insured by the FDIC to the applicable limits and the short-term unsecured debt obligations of which (or, in the case of a depository institution that is a subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by Standard & Poor's Ratings Group or Prime-1 by Moody's Investors Service, Inc. (or a comparable rating if another rating agency is specified by the Purchaser by written notice to the Company) at the time any deposits are held on deposit therein.

         Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by GNMA.

         Rating Agency: Moody's Investors Services, Inc., Standard & Poor's Ratings Group, Fitch, Inc., or any other nationally recognized statistical credit rating agency rating any security issued in connection with any Pass-Through Transfer.

         Reconstitution Date: The date on which any or all of the Mortgage Loans serviced under this Agreement shall be reconstituted as part of a Pass-Through Transfer or Whole Loan Transfer pursuant to Section 9.01 hereof. The Reconstitution Date shall be such date the Purchaser shall designate in writing to the Company. Such date shall be no later than May 1, 2002.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Advice Date: The 12th day of each month or, if such 12th day is not a Business Day, the first Business Day immediately preceding such day.

         Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such date) of any month, beginning with the First Remittance Date.

         REO Disposition: The final sale by the Company of any REO
Property.

         REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

         REO Property: A Mortgaged Property acquired by the Company on behalf of the Purchaser through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

         Repurchase Price: Unless agreed otherwise by the Purchaser and the Company (including without limitation as set forth in the Purchase Price and Terms Letter), a price equal to (i) the Scheduled Principal Balance of the Mortgage Loan plus (ii) interest on such Scheduled Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser to the last day of the month of repurchase, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase, to the extent such amounts are actually paid to the Purchaser upon the repurchase of the related Mortgage Loan.

         Scheduled Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously collected by the Company as servicer hereunder or advanced and distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances made in lieu thereof.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorney's fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and
(d) compliance with the obligations under Section 4.08.

         Servicing Fee: With respect to each Mortgage Loan, the amount of the per annum fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the Scheduled Principal Balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and same period for which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Company, or as otherwise provided under Section 4.05.

         Servicing Fee Rate: 0.375% per annum for each Mortgage Loan.

         Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in the Custodial Agreement the originals of which are delivered to the Custodian pursuant to Section 2.03.

         Servicing Officer: Any officer of the Company involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

         Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Pass-Through Transfer.


                                 ARTICLE II

        CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
                  BOOKS AND RECORDS; DELIVERY OF DOCUMENTS

Section 2.01 Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of Servicing Files.

         The Company, simultaneously with the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal accrued on or received by the Company on or with respect to the related Mortgage Loans after the Cut-off Date (and including Monthly Payments due after the Cut-off Date but received by the Company on or before the Cut-off Date, but not including payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date).

         The principal balance of each Mortgage Loan as of the Cut-off Date shall be determined after application of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, payments of scheduled principal and interest prepaid for a Due Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts (minus interest at the Servicing Fee Rate) shall be the property of the Purchaser. The Company shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser for subsequent remittance by the Company to the Purchaser, and shall remit such amounts as provided in Section 5.01.

         Pursuant to Section 2.03, the Company has delivered the Mortgage Loan Documents to the Custodian. The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian. The possession of each Servicing File by the Company is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 2.03, 3.03 or 6.02.

Section 2.02 Books and Records; Transfers of Mortgage Loans.

         From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans including but not limited to all funds received on or in connection with the Mortgage Loans on account of interest and principal due after the Cut-off Date, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of the Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

         The sale of each Mortgage Loan shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Company complies with the requirements of the FNMA or FHLMC Selling and Servicing Guide, as amended from time to time.

         The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

         The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that in no event shall there be more than five Persons (including Goldman Sachs Mortgage Company) in the aggregate having the status of "Purchaser" hereunder, subject to Section 9.01 hereof. The Purchaser also shall advise the Company of the transfer in writing. Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred. If the Company receives notification of a transfer less than five (5) Business Days before the monthly Determination Date, the Company's duties to remit and report to the new purchaser(s) as required by Section 5 shall begin with the first Determination Date after the Reconstitution Date.

Section 2.03 Delivery of Documents.

         Pursuant to the Custodial Agreement delivered to the Purchaser prior to or contemporaneously with the delivery of this Agreement, the Company has delivered and released to the Custodian those Mortgage Loan Documents as required by the Custodial Agreement and by this Agreement with respect to each Mortgage Loan. Purchaser will pay any costs or expenses of the Custodian associated with the initial inventory and maintenance of the loan files.

         The Custodian has certified its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement. The Company will be responsible for the delivery of those Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement. The Company will be responsible for the fees and expenses related to the recording of the initial Assignments of Mortgage (including any fees and expenses related to any preparation and recording of any intervening or prior assignments of the Mortgage Loans to the Company or to any prior owners of or mortgagees with respect to the Mortgage Loans). The Purchaser will be responsible for the Custodian's fees and expenses with respect to the initial inventory and maintenance of the Mortgage Loans on or before the Closing Date. The Purchaser will be responsible for the ongoing fees of the Custodian.

         Within 90 days after the Closing Date, the Company shall deliver to the Custodian each of the documents described in Exhibit B not delivered pursuant to the Agreement.

         The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within two weeks of their execution; provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within ten (10) days of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within 60 days of its submission for recordation.

         In the event the public recording office is delayed in returning any original document, the Company shall deliver to the Custodian within 240 days of its submission for recordation, a copy of such document and an Officer's Certificate, which shall (i) identify the recorded document; (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company will be required to deliver the document to the Custodian by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld or delayed.

         Notwithstanding the foregoing, if the originals or certified copies required in this Section 2.03 are not delivered as required within 90 days following the Closing Date or as otherwise extended as set forth above, the related Mortgage Loan shall, upon request of the Purchaser, be repurchased by the Company in accordance with Section 3.03 hereof; provided, however, that the foregoing repurchase obligation shall not apply in the event the Company cannot deliver such items due to a delay caused by the recording office in the applicable jurisdiction; provided that the Company shall deliver instead a recording receipt of such recording office or, if such recording receipt is not available, an Officer's Certificate from the Company confirming that such documents have been accepted for recording. Any such document shall be delivered to the Purchaser or its designee promptly upon receipt thereof from the related recording office.

         If the Company, the Purchaser or the Custodian finds any document or documents constituting a part of a Mortgage File pertaining to a Mortgage Loan to be defective (or missing) in any material respect, and such defect or missing document materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser therein, the party discovering such defect shall promptly so notify the Company. The Company shall have a period of 90 days after receipt of such written notice within which to correct or cure any such defect. The Company hereby covenants and agrees that, if any material defect cannot be corrected or cured, the Company will, upon the expiration of the applicable cure period described above, repurchase the related Mortgage Loan in the manner set forth in Section 3.03; provided, however, that with respect to any Mortgage Loan, if such defect constitutes a Qualification Defect, any such repurchase must take place within 75 days of the date such defect is discovered.

         Notwithstanding the foregoing, with respect to a Mortgage Loan, if, at the end of such 90-day period, the Company delivers an Officer's Certificate to the Purchaser certifying that the Company is using good faith efforts to correct or cure such defect and identifying progress made, then the Purchaser shall grant the Company an extension to correct or cure such defect. The extension shall not extend beyond (1) the date that is 75 days after the date the defect is discovered, or, (2) if the defect is not a Qualification Defect (as evidenced by an Opinion of Counsel), the date that is 30 days beyond the original 90-day cure period. If the defect is not a Qualification Defect, additional 30-day extensions may be obtained pursuant to the same procedure, as long as the Company demonstrates continued progress toward a correction or cure; provided that no extension shall be granted beyond 180 days from the date on which the Company received the original notice of the defect.

         Notwithstanding the foregoing, with respect to a Mortgage Loan, the failure of the Purchaser to notify the Company of any defective or missing document in a Mortgage File within such 90-day period, or the failure of the Purchaser to require the Company to cure or repurchase the related Mortgage Loan upon expiration of such 90-day period, shall not constitute a waiver of its rights hereunder, including the rights with respect to a Mortgage Loan, to require the Company to repurchase the affected Mortgage Loan and the right to indemnification pursuant to Section
3.03 hereof.

         Notwithstanding the foregoing, to the extent that the Custodian certifies any document as being delivered to it pursuant to the Custodial Agreement in a non-defective state and such document subsequently becomes missing or defective, the Seller shall not be obligated to repurchase the related Mortgage Loan by reason of such missing or defective document, to redeliver such document to the Custodian or to correct any such defect.

Section 2.04 Mortgage Schedule.

         The Company has provided the Purchaser with certain information constituting a listing of the Mortgage Loans to be purchased under this Agreement (the "Mortgage Loan Schedule") substantially in the form attached hereto as Exhibit A. The Mortgage Loan Schedule shall conform to the definition of "Mortgage Loan Schedule" hereunder.

Section 2.05 Examination of Mortgage Files.

         Prior to the Closing Date, the Company shall (a) deliver to the Purchaser in escrow, for examination, the Mortgage File for each Mortgage Loan, including a copy of the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the Mortgage Files available to the Purchaser for examination at the Company's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Company. Such examination may be made by the Purchaser, or by any prospective purchaser of the Mortgage Loans from the Purchaser, at any time before or after the Closing Date upon prior reasonable notice to the Company. The fact that the Purchaser or any prospective purchaser of the Mortgage Loans has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided under this Agreement.

Section 2.06 Reserved.

Section 2.07 Representation, Warranties and Agreement of Purchaser.

         The Purchaser, without conceding that the Mortgage Loans are securities, hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of the Closing Date.

               (i) the Purchaser understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

               (ii) the Purchaser is acquiring the Mortgage Loans for its own account only and not for any other person;

               (iii) the Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

               (iv) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Purchaser by any such state, and in any event the Purchaser is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

               (v) The Purchaser has the full power and authority and legal right to hold, transfer and convey each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement and the related Purchase Price and Terms Letter and to conduct its business as presently conducted; the Purchaser has duly authorized the execution, delivery and performance of this Agreement and any agreements contemplated hereby, has duly executed and delivered this Agreement and the related Purchase Price and Terms Letter, and any agreements contemplated hereby, and this Agreement and the related Purchase Price and Terms Letter and any agreements contemplated hereby, constitute the legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors; and all requisite corporate action has been taken by the Purchaser to make this Agreement, the related Purchase Price and Terms Letter and all agreements contemplated hereby are valid and binding upon the Purchaser in accordance with their terms;

               (vi) Neither the execution and delivery of this Agreement, the related Purchase Price and Terms Letter, the purchase of the Mortgage Loans by the Purchaser, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the related Purchase Price and Terms Letter will conflict with any of the terms, conditions or provisions of the Purchaser's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Purchaser is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Purchaser or its property is subject;

               (vii) There is no litigation, suit, proceeding or investigation pending or threatened, or any order or decree outstanding, which is reasonably likely to have a material adverse effect on the purchase of the Mortgage Loans, the execution, delivery, performance or enforceability of this Agreement or the related Purchase Price and Terms Letter, or which is reasonably likely to have a material adverse effect on the financial condition of the Purchaser;

               (viii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Purchaser of or compliance by the Purchaser with this Agreement and the related Purchase Price and Terms Letter, except for consents, approvals, authorizations and orders which have been obtained;

               (ix) The consummation of the transactions contemplated by this Agreement and the related Purchase Price and Terms Letter are in the ordinary course of business of the Purchaser;

               (x) The Purchaser does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Agreement and the related Purchase Price and Terms Letter. The Purchaser is solvent and the purchase of the Mortgage Loans will not cause the Purchaser to become insolvent; and

               (xi) The Purchaser has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

Section 2.08 Closing.

         The closing for the purchase and sale of the Mortgage Loans shall take place on the Closing Date. At the Purchaser's option, the Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

         The closing shall be subject to each of the following conditions:

               (i) all of the representations and warranties of the Company under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

               (ii) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 2.09 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

               (iii) the Company shall have delivered and released to the Custodian all documents required pursuant to this Agreement and the Custodial Agreement, and

               (iv) all other terms and conditions of this Agreement shall have been complied with.

         Subject to the foregoing conditions, the Purchaser shall pay to the Company on the Closing Date the Purchase Price set forth in the Purchase Price and Term Letter by wire transfer of immediately available funds to the account designated by the Company.

Section 2.09 Closing Documents.

         With respect to the Mortgage Loans, the Closing Documents shall consist of fully executed originals of the following documents:

               (i) this Agreement, dated as of the Cut-off Date, in two counterparts;

               (ii) the Custodial Agreement, dated as of the Cut-off Date, in three counterparts, in the form attached as Exhibit C to this Agreement;

               (iii) the Mortgage Loan Schedule, one copy to be attached to each counterpart of this Agreement, and to each counterpart of the Custodial Agreement, as the Mortgage Loan Schedule thereto;

               (iv) a receipt and certification, as required under the Custodial Agreement;

               (v) an officer's certificate of the Seller substantially in the form of Exhibit F attached hereto; and

               (vi) an Opinion of Counsel of the Company, in the form of Exhibit D hereto.


                                ARTICLE III

            REPRESENTATIONS AND WARRANTIES; REMEDIES AND BREACH

Section 3.01 Company Representations and Warranties.

         The Company hereby represents and warrants to the Purchaser that, as of the Closing Date:

                      (a)  Due Organization and Authority.

                      The Company is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform its obligations in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company, except as enforceability may be limited by
                      (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors in a proceeding in equity or at law; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

                      (b)  Ordinary Course of Business.

                      The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, which is in the business of selling and servicing loans, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                      (c)  No Conflicts.

                      Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, articles of incorporation or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound in any material respect, or constitute a default or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject in any material respect, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

                      (d)  Ability to Service.

                      The Company is an approved seller/servicer of residential mortgage loans for FNMA and FHLMC, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Company is in good standing to sell mortgage loans to and service mortgage loans for FNMA and FHLMC, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with FNMA or FHLMC eligibility requirements or which would require notification to FNMA or FHLMC;

                      (e)  Reasonable Servicing Fee.

                      The Company acknowledges and agrees that the Servicing Fee represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement;

                      (f)  Ability to Perform.

                      The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent. The sale of the Mortgage Loans is not undertaken to hinder, delay or defraud any of the Company's creditors;

                      (g)  No Litigation Pending.

                      There is no action, suit, proceeding or investigation pending or threatened against the Company which, either in any one instance or in the aggregate, will likely result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

                      (h)  No Consent Required.

                      No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the Closing Date;

                      (i)  No Untrue Information.

                      Neither this Agreement nor any report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein, in light of the circumstances under which such statements are made, not misleading;

                      (j)  Sale Treatment.

                      The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

                      (k)  No Material Change.

                      There has been no material adverse change in the business, operations, financial condition or assets of the Company since the date of the Company's most recent financial statements; and

                      (l)  No Brokers' Fees.

                      The Company has not dealt with any broker, investment banker, agent or other Person that may be entitled to any commission or compensation in the connection with the sale of the Mortgage Loans.

Section 3.02 Representations and Warranties Regarding Individual Mortgage Loans.

         As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of the Closing Date (except as set forth in (i) below):

               (i)       Mortgage Loans as Described.

                         The information set forth in the Mortgage Loan Schedule attached hereto as Exhibit A is true and correct in all material respects as of January 1, 2002;

               (ii)      Payment History.

                         As of the Cut-off Date, no Mortgage Loan shall be 30 days or more contractually delinquent, and no Mortgage Loan shall have its first Scheduled Payment due later than February 1, 2002. No Mortgage Loan has previously been 30 days or more delinquent more than once;

               (iii)     No Outstanding Charges.

                         There are no material defaults by the Company in complying with the terms of the Mortgage Note or Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments, ground rents, or other charges which previously became due and owing have been paid, or an escrow of funds has been established for every such item which remains unpaid and which has been assessed but is not yet due and payable;

               (iv)      Original Terms Unmodified.

                         The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to maintain the lien priority of the Mortgage, and which has been delivered to the Purchaser. The substance of any such waiver, alteration or modification has been approved by the mortgage insurer, if the Mortgage Loan is insured, the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part;

               (v)       No Defenses.

                         The Mortgage Note, the Mortgage, and any modifications or other agreements adding thereto to or modifying the terms thereof, are not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (vi)      No Satisfaction of Mortgage.

                         The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part (other than by Principal Payments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, release, cancellation, subordination or rescission;

               (vii)     Validity of Mortgage Documents.

                         The Mortgage Note, the Mortgage, and other documents required to be in the Mortgage File, which are listed as items (1) through (8) in Exhibit B hereto, are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors, and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties;

               (viii)    No Fraud.

                         All the documents executed in connection with the Mortgage Loan including, but not limited to, the Mortgage Note and the Mortgage are free of fraud and any misrepresentation, are signed by the persons they purport to be signed by, and witnessed or, as appropriate, notarized by the persons whose signatures appear as witnesses or notaries, and each such document constitutes the valid and binding legal obligation of the signatories and is enforceable in accordance with its terms; except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization, or other similar laws affecting the enforcement of the rights of creditors, and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

               (ix)      Compliance with Applicable Laws.

                         Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the origination, servicing, modification of the Mortgage Loan have been complied with in all material respects, and the Company shall maintain in its possession, available for the Purchaser's inspection in connection with any litigation, legal proceedings or threatened legal proceedings, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

               (x)       Location and Type of Mortgaged Property.

                         The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a single parcel (or more than one contiguous parcel) of real property with a detached single family residence erected thereon, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development or a townhouse;

               (xi)      Valid First Lien.

                         The Mortgage is a valid, subsisting and
                         enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage is subject only to:

                              1.   the lien of current real property taxes
                                   and assessments not yet due and payable;

                              2.   covenants, conditions and restrictions,
                                   rights of way, easements and other
                                   matters of the public record as of the
                                   date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan and (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

                              3.   other matters to which like properties
                                   are commonly subject which do not
                                   materially interfere with the benefits
                                   of the security intended to be provided
                                   by the mortgage or the use, enjoyment,
                                   value or marketability of the related
                                   Mortgaged Property.

                         Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien on the property described therein and the Company has full right to sell and assign the same to the Purchaser;

               (xii)     Full Disbursement of Proceeds.

                         The proceeds of the Mortgage Loan have been fully disbursed, except for escrows established or created due to seasonal weather conditions, and there is no requirement for future advances thereunder. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

               (xiii)    Ownership.

                         The Company is the sole owner of record and holder of the Mortgage Loan and the related Mortgage Note and the Mortgage are not assigned or pledged, and the Company has good and marketable title thereto and has full right and authority to transfer and sell the Mortgage Loan to the Purchaser. The Company is transferring the Mortgage Loan free and clear of any and all encumbrances, liens, pledges, equities, participation interests, claims, charges or security interests of any nature encumbering such Mortgage Loan;

               (xiv)     Origination; Doing Business.

                         The Mortgage Loan was originated directly by or closed in the name of a savings and loan association, a savings bank, a commercial bank, a credit union, an insurance company, or by a state licensed mortgage broker or banker or similar institution which is supervised and examined by a federal or state authority or a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 or the National Housing Act. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and any qualification requirements of FNMA or FHLMC, and (2) (a) organized under the laws of such state, or (b) qualified to do business in such state, or (c) federal savings and loan associations or national banks having principal offices in such state, or
                         (d) not doing business in such state;

               (xv)      Title Insurance.

                         The Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to FNMA and FHLMC, issued by a title insurer acceptable to FNMA and FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of paragraph (xi) of this Section 3.02; provided, however, that in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, the Mortgage Loan is the subject of an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance. The Company is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

               (xvi)     No Mechanics' Liens.

                         There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage which are not insured against by the title insurance policy referenced in Section (xv) above;

               (xvii)    Location of Improvements; No Encroachments.

                         Except as insured against by the title insurance policy referenced in Section (xv) above, all improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property and no improvements on adjoining properties encroach upon the Mortgaged Property. As of the date of origination of each Mortgage Loan, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

               (xviii)   Customary Provisions.

                         The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. To the best of the Company's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or right to foreclose the Mortgage;

               (xix)     Occupancy of the Mortgaged Property.

                         As of the date of origination, the Mortgaged
                         Property was lawfully occupied under applicable law;

               (xx)      No Additional Collateral.

                         The Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (xi) above;

               (xxi)     Deeds of Trust.

                         In the event that the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Mortgagee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

               (xxii)    Transfer of Mortgage Loans.

                         The Assignment is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

               (xxiii)   Mortgaged Property Undamaged.

                         The Mortgaged Property is not materially damaged by water, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty or vandalism so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

               (xxiv)    Collection Practices; Escrow Deposits.

                         The origination and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices, and have been in all material respects legal and proper, and in accordance with the terms of the Mortgage Note and Mortgage. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established to pay for every item that remains unpaid and has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under the Mortgage Note;

               (xxv)     No Condemnation.

                         To the best of Company's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of the related Mortgaged Property;

               (xxvi)    The Appraisal.

                         The Mortgage Loan Documents contain an appraisal of the related Mortgaged Property by an appraiser who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof; and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and the appraisal and the appraiser both satisfy the applicable requirements of FNMA and FHLMC;

               (xxvii)   Insurance.

                         The improvements located on the Mortgaged Property securing each Mortgage Loan are insured by an insurer acceptable to FNMA or FHLMC against loss by fire and such hazards as are covered under a standard extended coverage endorsement and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is not less than the lesser of 100% of the insurable value of the Mortgaged Property and the outstanding principal balance of the Mortgage Loan, but in no event less than the minimum amount necessary to fully compensate for any damage or loss on a replacement cost basis, and which complies with the requirements of Section 4.10 hereof; if the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the project; the insurance policy contains a standard clause naming the originator of such mortgage loan, its successor and assigns, as insured mortgagee; if upon origination of the Mortgage Loan, the improvements on the Mortgaged Property were in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (A) the outstanding principal balance of the Mortgage Loan, (B) the full insurable value and (C) the maximum amount of insurance which was available under the Flood Disaster Protection Act of 1983, as amended; and the Mortgage obligates the mortgagor thereunder to maintain all such insurance at the mortgagor's cost and expense and the Company has not acted or failed to act so as to impair the coverage of any such insurance policy or the validity, binding effect and enforceability thereof; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor; all such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors, and assigns as mortgagee;

               (xxviii)  Soldiers' and Sailors' Civil Relief Act.

                         The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940, as amended;

               (xxix)    Payment Terms.

                         The Mortgage Note is payable on the first day of each month in equal monthly installments of principal and interest, with interest in arrears, providing for full amortization by maturity over a scheduled term of no more than 30 years. No Mortgage Loan has a shared appreciation or other contingent interest feature, or permits negative amortization;

               (xxx)     No Defaults.

                         Except with respect to delinquencies identified on the Mortgage Loan Schedule, there is no default, breach, violation or event of acceleration existing under any Mortgage or Mortgage Note and no event that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Company has not waived any default, breach, violation or event of acceleration;

               (xxxi)    Loan-to-Value Ratio; Modifications; No
                         Foreclosures.

                         The Loan-to-Value Ratio of each Mortgage Loan was less than 100% at the time of its origination or refinancing, as applicable. No Mortgage Loan is subject to a written foreclosure agreement or pending foreclosure proceedings;

               (xxxii)   Primary Mortgage Insurance.

                         Each Mortgage Loan with an LTV at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, in at least such amounts as are required by FHLMC or FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith unless terminable in accordance with FHLMC standards or applicable law;

               (xxxiii)  Underwriting Guidelines.

                         The Mortgage Loan was underwritten in accordance with the Company's underwriting guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner; and

               (xxxiv)   Adverse Selection.

                         The Company used no adverse selection procedures in selecting the Mortgage Loan from among the outstanding first-lien residential mortgage loans owned by it which were available for inclusion in the Mortgage Loans.

Section 3.03 Repurchase.

         It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

         Within 90 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty which materially and adversely affects the value of the Mortgage Loans, (i) the Company shall use its best efforts promptly to cure such breach in all material respects and (ii) if such breach cannot be cured, the Company shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Section 3.01, and such breach cannot be cured within 90 days of the earlier of either discovery by or notice to the Company of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Company at the Repurchase Price. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price as required in Section 4.04, for distribution to Purchaser on the Remittance Date for the month following the date of the repurchase, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution for application in accordance with Section 5.01.

         At the time of repurchase, the Purchaser and the Company shall arrange for the reassignment of the repurchased Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the repurchased Mortgage Loan. In the event of a repurchase, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place and amend the Mortgage Loan Schedule to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

         In addition to such repurchase obligation, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other reasonable costs and expenses (excluding, however, punitive damages, loss of profit damages and exemplary damages) resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Company set forth in this Section 3.03 to cure or repurchase a defective Mortgage Loan, constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties.

         Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon the earliest of (i) discovery of such breach by the Company or the Purchaser or notice thereof by the Purchaser to the Company, (ii) failures by the Company to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.


                                 ARTICLE IV

               ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01 Company to Act as Servicer.

         The Company, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through the utilization of a third party servicing provider, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

         Consistent with the terms of this Agreement and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and
(b) the amount paid by the Mortgagor. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 5.03. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

         In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Company.

Section 4.02 Liquidation of Mortgage Loans.

         In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as
(1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, and (3) the Company shall determine to be in the best interest of Purchaser. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section
4.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings. In the event the Purchaser objects to such foreclosure action, the Company shall not be required to make Monthly Advances with respect to such Mortgage Loan, pursuant to Section 5.03, and the Company's obligation to make such Monthly Advances shall terminate on the 90th day referred to above. In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances; provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

         Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property, such an inspection or review is to be conducted by a qualified inspector. The cost for such inspection or review shall be borne by the Purchaser. Upon completion of the inspection or review, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

         After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

Section 4.03 Collection of Mortgage Loan Payments.

         Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently in accordance with this Agreement to collect all payments due under each of the Mortgage Loans when the same shall become due and payable in accordance with FHLMC Guidelines, and shall, in accordance with the Real Estate Settlement Procedures Act and applicable state law, take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 4.04 Establishment of and Deposits to Custodial Account.

         The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "ABN AMRO Mortgage Group Inc., in trust for the Purchaser of residential Mortgage Loans serviced under a Seller's Warranties and Servicing Agreement, dated as of January 1, 2002, and various Mortgagors - P & I", or as otherwise directed in writing by the Purchaser or its assigns after the Closing Date in connection with any Whole Loan Transfer or Pass-Through Transfer. The Custodial Account shall be established with a Qualified Depository. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Custodial Account. Any funds deposited in the Custodial Account shall at all times be insured to the fullest extent allowed by applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05.

         The Company shall deposit into the Custodial Account within one Business Day (or two Business Days in the case of the amounts described in clauses (iii) through (v) below) of the Company's receipt, and retain therein, the following collections received by the Company and payments made by the Company after the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

               (i) all payments on account of principal on the Mortgage Loans, including all Principal
                         Prepayments, but not including Payaheads;

               (ii) all payments on account of interest on the Mortgage Loans, adjusted to the Mortgage Loan Remittance Rate;

               (iii)     all Liquidation Proceeds;

               (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14), Section 4.11 and
                         Section 4.15;

               (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

               (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 5.01, 5.03, 6.01 or 6.02;

               (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to
                         Section 2.03, 3.03 or 6.02;

               (viii) with respect to each Principal Prepayment including, for this purpose, the principal portion of Insurance Proceeds, Condemnation Proceeds, and Liquidation Proceeds an amount (to be paid by the Company out of its own funds, but not in excess of its aggregate Servicing Fee for the related Due Period) which, when added to all amounts allocable to interest received in connection with the Principal Prepayment, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate;

               (ix) any amounts required to be deposited by the Company pursuant to Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

               (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

         The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05.

Section 4.05 Permitted Withdrawals From Custodial Account.

         The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

               (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

               (ii) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 2.03, 3.03 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

               (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that where the Company is required to repurchase a Mortgage Loan pursuant to Section 2.03, 3.03 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

               (iv) to pay itself as servicing compensation any interest on funds deposited in the Custodial Account;

               (v) to reimburse itself for expenses incurred to the extent reimbursable pursuant to Section 8.01;

               (vi)      to pay any amount required to be paid pursuant to
                         Section 4.16 related to any REO Property, it being understood that, in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

               (vii) to reimburse itself for any Monthly Advances, Servicing Advances or REO expenses after liquidation of the Mortgaged Property to the extent not otherwise reimbursed above;

               (viii) to reimburse the trustee for any Pass-Through Transfer for any unreimbursed Monthly Advances or Servicing Advances made by the Trustee, as applicable, the right to reimbursement pursuant to this subclause (viii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, proceeds of REO Dispositions, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, such trustee's right thereto shall be prior to the rights of the Company to reimbursement under (ii) and (iii), and prior to the rights of the Purchaser under (i);

               (ix) to remove funds inadvertently placed in the Custodial Account by the Company; and

               (x) to clear and terminate the Custodial Account upon the termination of this Agreement.

         In the event that the Custodial Account is interest bearing, on each Remittance Date, the Company shall withdraw all interest earned on funds on deposit in the Custodial Account. The Company may use such withdrawn funds only for the purposes described in this Section 4.05.

Section 4.06 Establishment of and Deposits to Escrow Account.

         The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "ABN AMRO Mortgage Group Inc., in trust for the Purchaser under the Seller's Warranties and Servicing Agreement dated as of January 1, 2002 and/or subsequent purchasers of Mortgage Loans, and various Mortgagors - T & I." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Upon request of the Purchaser and within ten (10) days thereof, the Company shall provide the Purchaser with written confirmation of the existence of such Escrow Account. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with
Section 4.07.

         The Company shall deposit in the Escrow Account or Accounts within two (2) Business Days of the Company's receipt, and retain therein:

               (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement;

               (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property; and

               (iii) all amounts representing proceeds of any Primary Mortgage Insurance Policy.

         The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

Section 4.07 Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account or Accounts may be made by the Company only:

               (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

               (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section
                         4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

               (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

               (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

               (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

               (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

               (vii) to remove funds inadvertently placed in the Escrow Account by the Company;

               (viii) to apply the proceeds of Primary Mortgage Insurance as if such proceeds were payments on, or Liquidation Proceeds of, the related Mortgage Loan, as the case may be; and

               (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 4.08 Payment of Taxes, Insurance and Other Charges.

         With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same of the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments.

Section 4.09 Protection of Accounts.

         The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time, upon prior written notice to the Purchaser.

Section 4.10 Maintenance of Hazard Insurance.

         The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by an insurer acceptable to FNMA or FHLMC, against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer. In the event a hazard insurance policy shall be in danger of being terminated, or in the event the insurer shall cease to be acceptable to FNMA or FHLMC, the Company shall notify the Purchaser and the related Mortgagor, and shall use its best efforts, as permitted by applicable law, to obtain from another Qualified Insurer a replacement hazard insurance policy substantially and materially similar in all respects to the original policy. In no event, however, shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to
Section 4.11 hereof.

         If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier acceptable to FNMA or FHLMC, in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1983, as amended.

         If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current FNMA/ FHLMC requirements, and inform the owner's association to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

         In the event that any Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

         All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

         The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his/her insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from insurance companies unless such companies are acceptable to FNMA and FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

         Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

Section 4.11 Maintenance of Primary Mortgage Insurance Policy; Claims.

         With respect to each Mortgage Loan with a LTV in excess of 80%, the Company shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a Primary Mortgage Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformance with FHLMC requirements. The Company shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the LTV of such Mortgage Loan is reduced to 80%, or such amount as required by applicable law, or such other amount as FHLMC permits for cancellation of mortgage insurance. In the event that such Primary Mortgage Insurance Policy shall be terminated, the Company shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be a qualified insurer, the Company shall determine whether recoveries under the Primary Mortgage Insurance Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the Primary Mortgage Insurance Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another qualified insurer a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Subsection 6.01, the Company shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement Primary Mortgage Insurance Policy as provided above.

         In connection with its activities as Company, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any Primary Mortgage Insurance Policy in a timely fashion in accordance with the terms of such Primary Mortgage Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.06, any amounts collected by the Company under any Primary Mortgage Insurance Policy shall be deposited in the Escrow Account, subject to withdrawal pursuant to Section 4.07.

Section 4.12 Maintenance of Mortgage Impairment Insurance.

         In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 4.10 and otherwise complies with all other requirements of
Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 4.10. The Company shall prepare and make any claims on the blanket policy as deemed necessary by the Company in accordance with Accepted Servicing Practices. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to
Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Company's funds, without reimbursement therefor. Upon request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to such Purchaser.

Section 4.13 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

         The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section
4.13 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the amounts acceptable to GNMA. Upon the request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

Section 4.14 Inspections.

         If any Mortgage Loan is more than 60 days delinquent, the Company or its agent immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection for a reasonable period of time in accordance with its customary file retention practices.

Section 4.15 Restoration of Mortgaged Property.

         The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. For claims greater than $15,000, at a minimum the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

               (i) The Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

               (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

               (iii) the Company shall verify that the Mortgage Loan is not in default; and

               (iv) pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

         If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

Section 4.16 Claims.

         In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer in a timely fashion and, in this regard, to take such action as shall be necessary to permit recovery respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any guaranty shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

Section 4.17 Title, Management and Disposition of REO Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Company or its nominee, or in the event the Company is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, or the perfection of the ownership or security interest of the Purchaser in such REO Property would be adversely effected, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Company from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

         The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

         The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Purchaser shall be entered into with respect to such purchase money mortgage.

         The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1983, as amended, flood insurance in the amount required above.

         The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to
Section 5.03. On the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

         The Company shall withdraw from the Custodial Account funds necessary for the proper operation management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 and the fees of any managing agent of the Company, or the Company itself. The Company shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in the Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

Section 4.18 Real Estate Owned Reports.

         Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Section 4.19 Liquidation Reports.

         Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

Section 4.20 Reports of Foreclosures and Abandonments of Mortgaged Property.

         Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code. The Company shall file information reports with respect to the receipt of mortgage interest received in a trade or business and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by the Code.


                                 ARTICLE V

                           PAYMENTS TO PURCHASER

Section 5.01 Remittances.

         On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii); and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date.

         With respect to any remittance received by the Purchaser after the date on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each charge, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

Section 5.02 Statements to Purchaser.

         Not later than the Remittance Advice Date, the Company shall furnish to the Purchaser a Monthly Remittance Advice, including the information set forth in Exhibit E attached hereto, with a trial balance report attached thereto, as to the preceding remittance and the period ending on the last day of the preceding month, in a form to be agreed upon by the Purchaser and the Company.

Section 5.03 Monthly Advances by Company.

         On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds or from amounts held for future distribution an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the Determination Date immediately preceding such Remittance Date or which were deferred pursuant to Section 4.01. Any amounts held for future distribution and so used shall be replaced by the Company by deposit into the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than payments to the Purchaser required to be made on such Remittance Date. Notwithstanding the foregoing, the Company shall not be permitted to make any advances from amounts held for future distribution, and instead shall be required to make all advances from its own funds, unless the Company, its parent, or their respective successors hereunder shall have a long-term credit rating of at least "A" by Fitch, Inc., or the equivalent rating of another Rating Agency. The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan or REO Property; provided, however, that such obligation shall cease if the Company determines, in its sole reasonable opinion, that advances with respect to such Mortgage Loan are non-recoverable by the Company from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds, or otherwise with respect to a particular Mortgage Loan. In the event that the Company determines that any such advances are non-recoverable, the Company shall provide the Purchaser with a certificate signed by two officers of the Company evidencing such determination.


                                 ARTICLE VI

                        GENERAL SERVICING PROCEDURES

Section 6.01 Transfers of Mortgaged Property.

         The Company shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption not specifically allowed under the terms of the Mortgage Note by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so.

         If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Company for entering into an assumption agreement the fee will be retained by the Company as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed without Purchaser's consent.

         To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the credit worthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

Section 6.02 Satisfaction of Mortgages and Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, the Company shall notify the Purchaser in the Monthly Remittance Advice as provided in
Section 5.02, and may request the release of any Mortgage Loan Documents.

         If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in
Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

Section 6.03 Servicing Compensation.

         As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid scheduled principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments.

         Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

Section 6.04 Annual Statement as to Compliance.

         Within one hundred twenty (120) days after the Company's fiscal year end, an Officer's Certificate, stating that (i) a review of the activities of the Company during the preceding calendar year and of the Company's performance under this Agreement has been made under such officer's supervision, and (ii) the Company has complied with the provisions of this Agreement or similar agreements, and (iii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement or similar agreements throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default.

Section 6.05 Annual Independent Public Accountants' Servicing Report.

         Within one hundred twenty (120) days after the Company's fiscal year end, the Company at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser to the effect that such firm has, with respect to the Company's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

Section 6.06 Right to Examine Company Records.

         The Purchaser, or its designee, shall have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice. The Purchaser shall pay its own travel expenses associated with such examination.

Section 6.07 Compliance with REMIC Provisions.

         If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined Section 860G(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860(D) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.


                                ARTICLE VII

                            COMPANY TO COOPERATE

Section 7.01 Provision of Information.

         During the term of this Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information, and copies or originals of any documents contained in the Servicing File for each Mortgage Loan provided for herein. All other special reports or information not provided for herein as shall be necessary, reasonable, or appropriate with respect to the Purchaser or any regulatory agency will be provided at the Purchaser's expense. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

         The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

Section 7.02 Financial Statements; Servicing Facility.

         In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Company (which may be presented as a component of the audited financial statements of the parent of the Company) for the most recently completed two fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large).

         The Company also shall make available to Purchaser or prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective Purchaser to inspect the Company's servicing facilities for the purpose of satisfying such prospective Purchaser that the Company has the ability to service the Mortgage Loans as provided in this Agreement.


                                ARTICLE VIII

                                THE COMPANY

Section 8.01 Indemnification; Third Party Claims.

         The Company shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other reasonable costs, fees and expenses (excluding, however, punitive damages, loss of profit damages and exemplary damages) that the Purchaser may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any reasonable written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all costs, fees or expenses advanced by it pursuant to this paragraph except to the extent the claim in any way results from, relates to or arises out of any liability, obligation, act or omission of the Company, including without limitation, the Company's indemnification obligation under Section 3.03 and this Section 8.01, any repurchase obligation of the Company hereunder including Sections 2.03,
3.03 and 6.02, or the failure of the Company to service and administer the Mortgage Loans and otherwise perform its obligations hereunder in compliance with the terms of this Agreement.

Section 8.02 Merger or Consolidation of the Company.

         The Company shall keep in full effect its existence, rights and franchises as a corporation, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution which is a FNMA/FHLMC-approved company in good standing. Furthermore, in the event the Company transfers or otherwise disposes of all or substantially all of its assets to an affiliate of the Company, such affiliate shall satisfy the condition above, and shall also be fully liable to the Purchaser for all of the Company's obligations and liabilities hereunder. Notwithstanding the foregoing, any party to whom the Company sells or otherwise disposes of all or substantially all of its property or assets shall become a party to this Agreement.

Section 8.03 Limitation on Liability of Company and Others.

         Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in accordance with Accepted Servicing Practices and in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company against any breach of warranties or representations made herein, or failure to perform its obligations in compliance with any standard of care set forth in this Agreement or any other liability which would otherwise be imposed under this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

Section 8.04 Limitation on Resignation and Assignment by Company.

         The Purchaser has entered into this Agreement with the Company, and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Except for transactions under Section 8.02, the Company shall neither assign this Agreement or the servicing hereunder, nor delegate its rights or duties hereunder or any portion thereof without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld or delayed.

         The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in Section 12.01.

         Without in any way limiting the generality of this Section 8.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof; or sell or otherwise dispose of all or substantially all of its property or assets (not including transactions under Section
8.02 hereof), without the prior written consent of the Purchaser, which shall not be unreasonably withheld, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.


                                 ARTICLE IX

                           PASS-THROUGH TRANSFER

Section 9.01 Removal of Mortgage Loans from Inclusion Under this
             Agreement Upon a Pass-Through Transfer

         The Purchaser and the Company agree that with respect to some or all of the Mortgage Loans, the Purchaser, at its sole option, may at any time effect Whole Loan Transfers or Pass-Through Transfers, retaining the Company as the Servicer thereof or subservicer if a master servicer is employed, or as applicable the "seller/servicer"; provided, however, that the Purchaser shall use its reasonable best efforts to give the Company 10 Business Days' prior written notice of each such transfer and, in the event Purchaser shall for any reason be unable to provide such 10 Business Days' notice, shall reasonably cooperate with Company in its efforts to minimize any negative effects of such failure; and, provided, further, that the Purchaser shall not transfer any or all Mortgage Loans more than five times in the aggregate unless the Purchaser pays to the Company a fee of 0.0625% of the outstanding principal balance of the Mortgage Loans being transferred. From and after the Reconstitution Date, the Mortgage Loans transferred shall remain covered by this Agreement, insofar as the Company shall continue to service such Mortgage Loans on behalf of the Purchaser in accordance with the terms and provisions of this Agreement.

         The Company shall cooperate with the Purchaser in connection with each Whole Loan Transfer or Pass-Through Transfer in accordance with this
Article IX. In connection therewith the Company shall:

         (a)      make all representations and warranties under Section
                  3.01 hereof as of the Closing Date and under Section 3.02 hereof as of the closing date of each Whole Loan Transfer or Pass-Through Transfer but not later than May 1, 2002;

         (b) negotiate in good faith and execute any seller/servicer agreements required by the issuer to effectuate the foregoing provided such agreements create no greater obligation or cost on the part of the Company than otherwise set forth in this Agreement;

         (c)      provide as applicable:

                  (i) any and all appropriate information and appropriate verification of information which may be reasonably available to the Company, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request; and

                  (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, financial description of the Company as servicer as may be reasonably required for inclusion in any offering memorandum to be distributed to potential investors in connection with a Pass-Through Transfer with respect to the Mortgage Loans, and certificates of public officials or officers of the Company as are reasonably believed necessary by the trustee, any Rating Agency, any credit enhancer or the mortgage insurance provider, as the case may be, in connection with such Whole Loan Transfers or Pass-Through Transfers. The Purchaser shall pay all third party costs (including all necessary fees and expenses of external counsel) associated with the preparation of such information. The Company shall execute any seller/servicer agreements required within a reasonable period of time after receipt of such seller/servicer agreements which time shall be sufficient for the Company and Company's counsel to review such seller/servicer agreements. Under this Agreement, the Company shall retain a servicing fee at a rate per annum equal to no less than 0.375% per Mortgage Loan; and

         (d) indemnify the Purchaser for any material misstatements contained in the information provided pursuant to (c) above.

         In the event the Purchaser has elected to have the Company hold record title to the Mortgages, prior to the Reconstitution Date and after the Closing Date the Company shall prepare an Assignment in blank or, at the option of the Purchaser, to the trustee from the Company (to the extent such Assignment has not been prepared on or before the Closing Date) acceptable to the trustee for each Mortgage Loan that is part of the Whole Loan Transfers or Pass-Through Transfers. The Purchaser shall pay all preparation and recording costs associated therewith. The Company shall execute each Assignment, track such Assignments to ensure they have been recorded and deliver them as required by the trustee upon the Company's receipt thereof. Additionally, at the Purchaser's expense, the Company shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any and all seller/servicer agreements.


                                 ARTICLE X

                                  DEFAULT

Section 10.01 Events of Default.

         Each of the following shall constitute an Event of Default on the part of the Company:

         (i) any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

         (ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser or by the Custodian; or

         (iii) failure by the Company to maintain its license to do business in any jurisdiction where the Mortgaged Property is located if such license is required; or

         (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

         (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

         (vii) the Company ceases to meet the qualifications of a FNMA/FHLMC servicer; or

         (viii) the Company attempts to assign its right to servicing compensation hereunder or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of
                  Section 8.04; or

         (ix) the taking of any action by the Company, any Company Employee, any Affiliate or any director or employee thereof that has been determined by any court, governmental body or arbitrator having competent jurisdiction to constitute fraud or criminal activity in the performance of its obligations under this Agreement or the indictment of any of the foregoing Persons for criminal activity related to the mortgage origination or servicing activities of the Company, in each case, where such indictment materially and adversely affects the ability of the Company to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within 90 days).

         In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, may terminate with cause all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

         Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 12.01. Upon written request from any Purchaser, the Company shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans. The Company will remain entitled to repayment of outstanding Servicing Advances and advances of Monthly Payments, which shall be reimbursed to it either (i) by the successor Servicer upon its becoming servicer or (ii) when such advances would otherwise have been reimbursed from the Mortgage Loans, but on a "first in/first out" or "FIFO" basis as to each Mortgage Loan between the Servicer and the successor servicer.

Section 10.02 Waiver of Defaults.

         By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                                 ARTICLE XI

                                TERMINATION

Section 11.01 Termination.

         This Agreement shall terminate upon any of: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder,
(ii) mutual consent of the Company and the Purchaser in writing or (iii) termination pursuant to Section 10.01, 11.02 or 11.03.

Section 11.02 Termination Without Cause.

         Upon at least 30 days' prior written notice, at any time and without cause, the Purchaser may terminate, at its sole option, any rights the Company may have hereunder as provided in this Section 11.02 upon payment to the Company of a termination fee equal to [two and one-half percent (2.5%)] of the aggregate outstanding principal balance of the Mortgage Loans as of the date of such termination. Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section 12.05.

Section 11.03 Termination With Cause.

         Notwithstanding any other provision hereof to the contrary, the Purchaser, at its option, may terminate this Agreement, and any rights the Company may have hereunder, with cause upon ten (10) Business Days' prior written notice. For all purposes of determining "cause" with respect to termination of this Agreement or the rights of the Company hereunder, such term shall mean (i) termination upon the occurrence of any Event of Default hereunder which is not cured within any applicable cure period and not waived by the Purchaser or (ii) any repeated material failure to comply with the terms and provisions of this Agreement. In the event of a termination of the Company for cause under this Section 11.03, no liquidated damages shall be payable to the Company pursuant to Section 11.02.


                                ARTICLE XII

                          MISCELLANEOUS PROVISIONS

Section 12.01 Successor to Company.

         Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Section 8.04, 10.01 or 11.01, the Purchaser shall, (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or
(ii) appoint a successor having the characteristics set forth in Section
8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under Sections 2.03, 3.03 and 6.02, it being understood and agreed that the provisions of such Sections 2.03, 3.01, 3.02, 3.03 and 6.01 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement; provided that the Company, as servicer, shall not be liable hereunder for any acts or omissions occurring subsequent to its resignation or removal as servicer hereunder or the termination of this Agreement.

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for the portion of subsection (h) relating to sale of the mortgage loans and all of subsections (j) and (l) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement; provided, however, that the Company shall retain its right to reimbursement for any unreimbursed Advances made by it prior to its resignation or removal to the same extent that the Company was entitled to reimbursement prior to such removal or resignation. Any termination or resignation of the Company or termination of this Agreement pursuant to Section 8.04, 10.01, 11.01, 11.02 or 11.03 shall not affect any claims that any Purchaser may have against the Company arising out of the Company's actions or failure to act prior to any such termination or resignation.

         The Company shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

         Upon a successor's acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05.

Section 12.02 Amendment.

         This Agreement may be amended from time to time by the Company by written agreement signed by the Company and the Purchaser.

Section 12.03 Governing Law.

         This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         EACH OF THE COMPANY AND THE PURCHASER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY OTHER DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE COMPANY OR THE PURCHASER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PURCHASER TO ENTER INTO THIS AGREEMENT.

Section 12.04 Duration of Agreement.

         This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser.

Section 12.05 Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, certified mail, postage prepaid, addressed as follows:

         (i)      if to the Company:

                  ABN AMRO MORTGAGE GROUP INC.
                  2600 West Big Beaver Road
                  Troy, Michigan  48084

                  Attention:   Richard Geary
                  Telephone:   248-457-5866
                  Telecopy:

                  With a copy to:

                  Legal Department
                  Thomas E. Reiss

                  or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

         (ii)     if to Purchaser:

                  Goldman Sachs Mortgage Company
                  100 Second Avenue South
                  Suite 200 North
                  St. Petersburg, FL 33701
                  Attention: Debbie Brown
                  Tel: (727) 825-3800
                  Fax: (727) 825-3821

                  With a copy to:

                  Goldman Sachs Mortgage Company
                  85 Broad Street
                  New York, NY 10004
                  Attention: Kevin G. Chavers
                  Tel: (212) 902-6628
                  Fax: (212) 346-3568

                  or such other address as may hereafter be furnished to the Company in writing by the Purchaser.

Section 12.06 Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 12.07 Relationship of Parties.

         Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

Section 12.08 Execution; Successors and Assigns.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon, and shall be enforceable by, the Company and the Purchaser and their respective successors and assigns, including without limitation, any trustee appointed by the Purchaser with respect to any Whole Loan Transfer or Pass-Through Transfer.

Section 12.09 Recordation of Assignments of Mortgage.

         To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, which recordation shall have been effected at the Company's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option. The Company shall not be responsible for any erroneous recording which results from misleading directions from the Purchaser.

Section 12.10 Assignment by Purchaser.

         The Purchaser shall have the right, without the consent of the Company but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and Assumption Agreement substantially in the form of Exhibit F hereto and the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee, subject to Section 9.01.

Section 12.11 Solicitation of Mortgagor.

         From and after the Closing Date, neither the Company nor the Purchaser shall take any action to solicit the refinancing of any Mortgage Loan or provide information to any other entity to solicit the refinancing of any Mortgage Loan; provided that, the foregoing shall not preclude the Company, the Purchaser or any of their affiliates from (a) engaging in general solicitations to its customer base (provided, that the Mortgagors under the Mortgage Loan shall not be deemed included in the "customer base" of the Purchaser or its affiliates solely by virtue of being included in this transaction), including by mass mailing or as part of monthly or periodic statements mailed to its borrowers or to holders of deposit or other accounts, (b) engaging in solicitations to the general public, including without limitation by mass mailing, newspaper, radio, television or other media which are not specifically directed toward the Mortgagors or
(c) refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts the Company or the Purchaser to request the refinancing of the related Mortgage Loan.


         IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the day and year first above written.


                                      GOLDMAN SACHS MORTGAGE COMPANY

                                      By: Goldman Sachs Real Estate
                                            Funding Corp., its General Partner


                                      By:   /s/ Janet Bell
                                            ----------------------------------
                                      Name:   Janet Bell
                                      Title:  Vice President


                                      ABN AMRO MORTGAGE GROUP INC,
                                         As seller and servicer


                                      By:  /s/ Daniel J. Fischer
                                           ----------------------------------
                                      Name:   Daniel J Fischer
                                      Title:  First Vice President
                                              ABN AMRO Mortgage Group, Inc.




STATE OF NEW YORK         )
                          )     ss:
COUNTY OF NEW YORK        )


         On the 29th day of January, 2002 before me, a Notary Public in and for said State, personally appeared Janet Bell, known to me to be the Vice President of Goldman Sachs Real Estate Funding Corp., the general partner of Goldman Sachs Mortgage Company, the partnership that executed the within instrument and also known to me to be the person who executed it on behalf of said partnership, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                         /s/ Onyx S. Wellington
                                         -------------------------------------
                                         Notary Public

                                         My Commission expires April 10, 2003



STATE OF FLORIDA         )
                         )        ss:
COUNTY OF PALM BEACH     )


         On the 29th day of January, 2002 before me, a Notary Public in and for said State, personally appeared Daniel J. Fischer, known to me to be the First Vice President of ABN AMRO Mortgage Group Inc., the corporation that executed the within instrument, who acknowledged to me to be the person who executed the within instrument on behalf of said corporation on January 29, 2002.

         IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                             /s/ Claudia Exposito
                                             -----------------------------------
                                             Notary Public

                                             My Commission expires June 12, 2005



                                          EXHIBIT A
                                   MORTGAGE LOAN SCHEDULE


Loan Number    FNAME               LNAME               Address                       City                  State    Zip
-----------    ----------          -------------       ------------------------      ----------------      -----   ------
612872343      GARY                HILL                516 TARA NW TRL               Atlanta                 GA    30327
615689622      JAMES               KULEVICH            4522 N KEYSTONE               Chicago                 IL    60630
616025062      LANCE               PORTER              928 11TH ST                   Santa Monica            CA    90403
616309964      CATHERINE           STROMBERG-LEE       14 NEWKIRK RD                 LADERA RANCH            CA    92694
616517169      CHRISTIAN           HILTY               5336 STUDEBAKER CIR           San Jose                CA    95123
616673001      ANTHONY             BARBERI             1144 WALNUT AVE               Manhattan Beach         CA    90266
616689624      BARBARA             NIKSCH              28571 JAEGER DR               Laguna Niguel           CA    92677
616775925      JULIAN              DEMURJIAN           53 CHRISTOPHER DR             San Francisco           CA    94131
616977031      JOHN                SANT                2559 SAN ANSELMO ST           San Diego               CA    92109
616980639      MICHAEL             MCGEEVER            2745 SUMMITT DR               Burlingame              CA    94010
616997320      CAROL               PHILIPS             517 5TH ST                    Manhattan Beach         CA    90266
617184410      YASUSHI             NISHIDA             1851 ALDEN ST                 Belmont                 CA    94002
617186991      TIM                 LESMEISTER          3791 CARSON WAY               Yorba Linda             CA    92886
617267432      WILLIAM             KANE III            4442 SOUTHWINDS DR            Destin                  FL    32550
617433228      DONNA               ANASTASIO           28 ANDIAMO                    Newport Coast           CA    92657
617453757      GEORGE              CLARK               126 W DELAWARE PL             Chicago                 IL    60610
617515875      ERNEST              PETRICH             764 VIA VAQUERO               Arroyo Grande           CA    93420
617564808      ANNE                MOHR                18527 CALLENS CIRCLE CIR      Fountain Valley         CA    92708
617589497      MARC                SIRKUS              7182 CAMINO LAS RAMBLAS       Camarillo               CA    93012
617707105      STEPHEN             DEEDS               951 OCEAN AVENUE AVE          Santa Monica            CA    90401
617734302      ERNEST              KACHATURIAN         13522 FLINT DR                SANTA ANA               CA    92705
617886909      SRINIVASA           DODDAPANENI         3423 SUNNYSIDE CT             Naperville              IL    60564
617891713      ALEXANDRA           PAU                 600 BALTIC CIR                Redwood City            CA    94065
617892348      JENNIFER            WILSON              3038 N KENMORE                Chicago                 IL    60657
617906823      MANHARLAL           DOOLABH             4438 TERRA BRAVA PL           San Jose                CA    95121
617907027      NICHOLAS            RICHARDSON          3211 NORTH POINSETTA          Manhattan Beach         CA    90266
617912455      LIDO                GEMIGNANI           4625 DAWN LN                  Soquel                  CA    95073
617914311      WILLIAM             SUTTNER             5936 BEAUMONT AVE             La Jolla                CA    92037
617917154      JEFFREY             FILLEY              11192 LIMETREE DR             SANTA ANA               CA    92705
617922765      RAYMOND             LANDES              724 29TH ST                   Manhattan Beach         CA    90266
617925405      VENKATESAN          VIJAYAKUMAR         34188 DELLA TERRACE TER       Fremont                 CA    94555
617925973      STANLEY             HSU                 2219 DEER CREST CT            San Jose                CA    95138
617926202      PAUL                BRUMM               1647 ENGLISH DR               San Jose                CA    95129
617927851      KRISHNA             SIVARAMAPURAM       2814 WELK COMMON              Fremont                 CA    94555
617930446      PAUL                BOUCHER             1545 BRAE BURN RD             Altadena                CA    91001
617932949      C.                  VIKARI              42624 SE 149TH PL             North Bend              WA    98045
617933461      CHIA-HSIN           LIN                 3199 RAENSWOOD WAY            San Jose                CA    95148
617933520      MICHAEL             DURLAND             215 HEATHER LN                Palo Alto               CA    94303
617947398      HUEI-CHIAO          CHEN                6465 BANCROFT WAY             San Jose                CA    95129
617948220      JOHN                WONG                1420 CEDAR PL                 Los Altos               CA    94024
617959428      STEPHEN             CAMERON             902 VISTA POINTE DR           San Ramon               CA    94583
617963026      RHONDA              RHYNE               5355 CAMINITO PROVIDENCIA     Rancho Santa Fe         CA    92067
617964016      KEITH               KAISER              254 NORTHWOOD RD              Riverside               IL    60546
617965723      BECKY               KO                  6668 TRADITION CT             San Jose                CA    95120
617972243      BRIAN               JAFFE               177 ALTA VISTA WAY            Danville                CA    94506
617972378      JAN-CHRISTOPHER     HORAK               545 SIERRA VISTA AVE          Pasadena                CA    91107
617973790      CRAIG               RAWLINS             7510 CLAREWOOD LN             Gurnee                  IL    60031
617974381      CATHERINE           GORTNER             3510 SIERRA RD                San Jose                CA    95132
617977168      MICHAEL             HENKIN              1787 SANTA CRUZ AVE           Menlo Park              CA    94025
617990041      MARK                THOMPSON            1941 E NORTHSIDE DR           Jackson                 MS    39211
617991053      NIMA                RAHNAMA             26001 NELLIE GAIL RD          Laguna Hills            CA    92653
618009395      DERIK               STENERSON           7845 235TH PL NE              Redmond                 WA    98052
618016942      E.                  HOOD                180 UNDERDOWN                 Ann Arbor               MI    48105
618020232      WILLIAM             MASSUNG             302 ALDEN LN                  Livermore               CA    94550
618023020      EDWARD              RIZZA               2840 PRINCE CIR               Erie                    CO    80516
618028753      DANIEL              ORTEGA              717 EUCLID AVE                Berkeley                CA    94708
618029139      PANG                CHEN                4017 MANZANA LN               Palo Alto               CA    94306
618050422      TONI                STANEK              1837 W BERTEAU AVE            Chicago                 IL    60613
618064326      JENNIFER            EKELUND             61 PATRICK WAY                Half Moon Bay           CA    94019
618064792      ANDREW              DAYN                4283 CALLE MEJILLONES         San Diego               CA    92130
618079891      DAVID               LAKE                3173 S COURT                  Palo Alto               CA    94306
618105256      WILLIAM             MARKS               1010 CALIFORNIA AVE           Santa Monica            CA    90403
618107123      CRAIG               JUSTICE             762 DIAMOND DR                Camarillo               CA    93010
618112825      NARESH              APPANNAGAARI        3114 MONCONTOUR COURT CT      San Jose                CA    95135
618115657      LYNESE              LAWSON ETHERLY      6378 E ISLAND LAKE            East Lansing            MI    48823
618126785      TIMOTHY             DUGAN               3818 FAR HILL                 Bloomfield Twp          MI    48304
618130304      CHRISTOPHER         NAJAFI              1780 SUNSET RD                Highland Park           IL    60035
618134331      KEITH               LIBERT              450 WHISMAN PARK DR           Mountain View           CA    94043
618142080      JACK                GUSKIN              3000 VIENNA PINES COURT C     Aptos                   CA    95003
618145539      EDWARD              HELMRICH            222 MATTSON AVE               Los Gatos               CA    95032
618151936      PATRICK             ALLAN               219 W FREMONT AVE             Elmhurst                IL    60126
618158864      PHILLIP             ZOLLER              34758 CHESAPEAKE DR           Union City              CA    94587
618164349      CHARLES             BARTLETT            8775 E HEATHERWOOD RD         Anaheim                 CA    92808
618181157      WEN-CHUNG           TENG                416 245TH SE ST               Sammamish               WA    98074
618184628      BLAKE               GARLIN              23311 VISTA CARILLO           Laguna Niguel           CA    92677
618185583      VICTOR              QIU                 5658 JUDITH ST                San Jose                CA    95123
618188962      HUA                 ZHANG               6510 KOREMATSU CT             San Jose                CA    95120
618189213      TERRENCE            O'REILLY            1210 5TH ST                   Manhattan Beach         CA    90266
618193856      XIAOGANG            QIU                 3363 RAYANNA AVE              Santa Clara             CA    95051
618198840      TRACY               HSU                 3532 LISBON DR                San Jose                CA    95132
618199965      J                   STOCKTON            100 CALYPSO SHORES            Novato                  CA    94949
618212531      CHARLES             BALDWIN             720 IRIS GARDENS CT           San Jose                CA    95125
618214043      VITO                LONGO               8230 WINDSOR CREST COURT      Las Vegas               NV    89123
618214054      DENNIS              HOPE                516 COUNTY LINE COURT CT      Hinsdale                IL    60521
618214167      DELORES             GRESS               1110 N LAKE SHORE DR          Chicago                 IL    60611
618243128      EDEN                MITRY               7236 SYCAMORE TRL             Los Angeles             CA    90068
618258503      GREGORY             BATHRICK            4700 HILLSBORO CIR            Santa Rosa              CA    95405
618261121      JEFFREY             KATZ                881 3RD STREET ST             Manhattan Beach         CA    90266
618264932      GEOFFREY            CHENG               1731 WHISPERING WILLOW PL     San Jose                CA    95125
618277506      KEITH               KENNEALLY           626 LOMBARDY WAY              Redwood City            CA    94062
618285005      ARIS                LAMBIRIS            4450 SILVA AVENUE             San Jose                CA    95118
618295336      LARRY               GRIFFITHS           2020 CURTIS AVE               Redondo Beach           CA    90278
618295531      DEBRA               COX                 1826 11TH ST                  Manhattan Beach         CA    90266
618298636      JOSE                PEDRAYES            1700 MILLER AVE               Los Altos               CA    94022
618300151      KARLA               BONOFF              2122 E VALLEY RD              Santa Barbara           CA    93108
618301799      CHRISTOPHER         RUST                10367 DONNER TRAIL RD         Truckee                 CA    96161
618305555      ROBERT              MARCH               945 HAMPSWOOD WAY             San Jose                CA    95120
618316308      JADY                PAN                 5773 HALLECK DR               San Jose                CA    95123
618335799      WILLIAM             MOSER JR.           1120 GLENCREST DRIVE DR       Inverness               IL    60010
618339839      HOLLIS              LOGUE   IV          4592 STRAWBERRY PARK DR       San Jose                CA    95129
618340217      MICHAEL             TANG                2177 ROCKROSE CT              San Jose                CA    95133
618345860      JIANHUA             XING                52 SOUTHWIND CIR              Richmond                CA    94804
618363157      XIAOHUA             YU                  3750 RIGOR DR                 San Jose                CA    95148
618364784      LUC                 TRAN                280 LA HONDA DR               Milpitas                CA    95035
618371453      WILLIAM             WHALEN              2555 CURIE PL                 San Diego               CA    92122
618372294      LARRY               CARELLO             3634 TANGLEWOOD DR            Ann Arbor               MI    48105
618374285      MICHAEL             MOTHERWAY           950 RIVER LN                  Santa Ana               CA    92706
618389614      STEPHEN             CIESINSKI           12395 MELODY LN               Los Altos Hills         CA    94022
618390309      JOSE                GROSSO              764 14TH ST                   Manhattan Beach         CA    90266
618402837      MICHAEL             HOKANSON            1048 FOXHURST WAY             San Jose                CA    95120
618415239      GARY                CHARLEBOIS          5365 MOUNTAIN SPRINGS RAN     La Verne                CA    91750
618417549      ANTHONY             CHAVOS              18 CHAMINADE                  Newport Coast           CA    92657
618421475      GUY                 DASTE; JR           6 COUNTRYSIDE CT              Danville                CA    94506
618429623      JOHN                WHITE               4435 GARDEN HWY               Sacramento              CA    95837
618436724      GREGORY             MCCRACKEN           613 LYONBURRY PL              San Jose                CA    95123
618437509      DAVID               HEIDE               8051 REVELL CT                Orland Park             IL    60462
618439705      GREGORY             VAUGHN              3325 CAMINITO DANIELLA        Del Mar                 CA    92014
618450368      NEIL                LANGBERG            512 JOHN STREET               Manhattan Beach         CA    90266
618454124      STEFAN              DERDAK              3652 EL GRANDE CT             San Jose                CA    95132
618464488      CALSON              LI                  1275 TARTAN TRAIL RD          Burlingame              CA    94010
618469702      ALAN                KRAVETS             21770 TODD AVE                Yorba Linda             CA    92887
618475573      RONALD              KARTZINEL MD        9 ROSANA WAY                  Trabuco Canyon          CA    92679
618482366      STEPHEN             SMITH               1420 WILSON AVE               San Marino              CA    91108
618483813      MATTHEW             MURPHY              720 11TH STREET ST            Wilmette                IL    60091
618489693      DON                 KNOWLES             79965 DOUBLE EAGLE WAY        La Quinta               CA    92253
618494020      MICHAEL             LEONI               2610 N DAYTON                 CHICAGO                 IL    60614
618505421      RUNE                MEDHUS              4 BUCKINGHAM CT               Houston                 TX    77024
618524572      TIMOTHY             LAMBERT             1031 GLEN ECHO AVE            San Jose                CA    95126
618544213      RICHARD             BLITHE              21617 BERMUDA ST              Chatsworth              CA    91311
618551894      FRANK               STINGER             6160 DAFFODIL LN              Norcross                GA    30092
618553705      PATRICK             RIGGS               1820 LAKE RD                  Webster                 NY    14580
618555284      DONALD              VESEY               15 LAKESIDE CTR               Grosse Pointe           MI    48230
618559585      NIKO                RUOKOSUO            1707 9TH ST                   Manhattan Beach         CA    90266
618564310      STEVEN              HIMBER              545 GREEN MOUNTAIN ST         Simi Valley             CA    93065
618564673      MICHAEL             EMERSON             1072 MICRO CT                 San Jose                CA    95120
618581424      JOSEF               COWAN               8 SOTO GRANDE DR              Dana Point              CA    92629
618591039      DENNIS              EASTMAN             4061 PEPPER AVE               Yorba Linda             CA    92886
618593235      HORACIO             LOW                 1337 POE                      San Jose                CA    95130
618593850      MARTHA              TILMANN             381 LOMA VISTA TERR           Pacifica                CA    94044
618614092      RICHARD             LANOHA              1633 FERN AVE                 Torrance                CA    90503
618614888      JOSEPH              DUNN                2679 ASTRAL DR                Los Angeles             CA    90046
618624857      SHERMAN             ELIAS               360 E RANDOLPH ST             Chicago                 IL    60601
618627246      HELEN               YU                  724 EHRHORN AVE               Mountain View           CA    94041
618633346      ZARI                SHIRMOHAMMADALI     2969 BOLLA COURT              San Jose                CA    95124
618639774      MICHAEL             SHERMAN             01409 LALONDE RD              East Jordan             MI    49727
618640298      SUNDARAM            SINGIKULAM          1615 ALMOND BLOSSOM LN        San Jose                CA    95124
618641186      THOMAS              SANDERSON           118 STRAWBERRY HILL RD        Acton                   MA     1720
618641621      CHENG-CHI           FANG                4601 KINGS COVE CT            Union City              CA    94587
618645705      HOMAYUN             MASCHUQ             4016 CHAMBERER DR             San Jose                CA    95135
618648207      TIMOTHY             HARRINGTON          174 OLEANDER DR               San Rafael              CA    94903
618649652      DONALD              CAREY               2345 HARTFORD ST              San Diego               CA    92110
618650816      GARY                SWART               4116 MYSTIC DR                San Jose                CA    95124
618650883      JOY                 FREEMAN             3021 W GARFIELD ST            Seattle                 WA    98199
618657971      BERNARD             CHANG               5290 CAMINITO VISTA LUJO      San Diego               CA    92130
618663387      CRAIG               CLINE               234 SWETT RD                  Woodside                CA    94062
618663651      KENNETH             LEE-SOY             8 PYXIE LN                    San Carlos              CA    94070
618676008      JENNIFER            LASLEY              3170 FOXTAIL COURT            Thousand Oaks           CA    91362
618676360      FENG                WANG                2978 BRIONA CT                San Jose                CA    95124
618679114      NORMAN              FLINDERS            233 WARWICK STREET            Redwood City            CA    94062
618695012      THOMAS              PETTIT              2624 NAPLES AVE               (Venice Area) Los AngeleCA    90291
618699540      MAXWELL             ROSENTHAL           1332 BULRUSH CT               Carlsbad                CA    92009
618713081      DOUGLAS             HAROLDSON           2140 SUN VALLEY RD            San Marcos              CA    92069
618720400      NCOLE               WEISS               550 W SURF                    Chicago                 IL    60657
618725746      RICHARD             HAHN                22 ORION                      Coto De Caza            CA    92679
618730219      WALTER              PRICE               2244 EAST LAKE DR             Union                   NE    68455
618732585      DEBRA               REZABEK             76895 TOMAHAWK RUN            Indian Wells            CA    92210
618743269      JEROME              SCRITSMIER          2454 CAMERON AVE              Covina                  CA    91724
618747515      ROCKY               ZANZONICO           1714 AVENIDA CRESENTA         San Clemente            CA    92672
618748015      ROBERT              WERNICK             1211 S CATALINA AVE           Redondo Beach           CA    90277
618748377      DAVID               HOLLAND             235 DIABLO AVENUE             Mountain View           CA    94043
618768236      DESIKAN             JAGANATHAN          1695 WESTBROOK AVE            Los Altos               CA    94024
618773288      BRIAN               HIRTH               27512 SILVER CREEK DR         San Juan Capistrano     CA    92675
618774132      EVAN                KATZ                1817 SAN YSIDRO DR            Beverly Hills           CA    90210
618775883      CHAO-WU             CHEN                4562 ENCANTO WAY              San Jose                CA    95135
618782289      WEI                 WANG                1291 STARGLO PL               San Jose                CA    95131
618784748      ROBERT              ENDOY               5100 OLD MILL RD              Oakland Township        MI    48306
618787627      HENRIK              KUHLMANN            3562 AMBER DR                 San Jose                CA    95117
618787729      DAVID               CHARLTON            904 MANHATTAN AVE             Hermosa Beach           CA    90254
618790724      VENKATESH           ARUNARTHI           4014 CLOVERFIELD CT           San Jose                CA    95121
618790746      YUHENG              ZHANG               10286 N PORTAL AVE            Cupertino               CA    95014
618791736      KEITH               YOUNG               414 FARRINGTON DR             Lincolnshire            IL    60069
618794318      FRANK               MARTINHO            3950 AVIGNON LN               San Jose                CA    95135
618814492      GERALD              DESILVA             1323 N SWEETZER AVE           West Hollywood          CA    90069
618816290      PAUL                WALTON              5781 SUMMIT CREST DR          La Canada Flintridge    CA    91011
618819113      DALE                CONKLIN             1825 ONTARIO PLACE            Washington              DC    20009
618821889      RICHARD             ZEILENGA            5950 BUSCH DR                 Malibu                  CA    90265
618828498      KENNETH             FIOLKA              23122 FAIRFIELD               Mission Viejo           CA    92692
618829956      IRA                 UNGERLEIDER         1862 KIMBERLY LN              Los Angeles             CA    90049
618830174      JOHN                CAMPBELL            8 ALCOTT PL                   Laguna Niguel           CA    92677
618830312      CHARLES             ASCHBACHER          4380 CLEARWOOD RD             Moorpark                CA    93021
618837796      MATTHEW             KASPRZAK            1760 MEADOW VIEW CIR          Libertyville            IL    60048
618861343      KAREN               YOUNG               108 BRYANT ST                 Mountain View           CA    94041
618863027      MICHAEL             GRIGGS              5112 AMBROSE AVE              Los Angeles             CA    90027
618877067      ENSHENG             HUANG               41443 TIMBER CREEK TERR       Fremont                 CA    94539
618882532      LOUIS               MORNEAU             630 GEORGINA AVE              Santa Monica            CA    90402
618900306      MICHAEL             HALUCHAK            1076 NOONING TREE DR          Chesterfield            MO    63017
618904344      PAUL                PERREAULT           6 BREWSTER RD                 Hingham                 MA     2043
618905915      TRENT               DAVIS               2832 AMERICAN SADDLER DR      Park City               UT    84060
618917292      MICHAEL             DEMERS              5212 HAWKSTONE WAY            San Jose                CA    95138
618917715      BRIAN               ELLIOTT             2480 COUNTRY DR               Gilroy                  CA    95020
618918681      DOUGLAS             KILLIAN             335 EMERALD BAY               Laguna Beach            CA    92651
618918772      TED                 HYMAN               6552 CEDARWOOD DR             Huntington Beach        CA    92648
618920231      LESTER              SUSSMAN             4261 CRESTHAVEN DR            Thousand Oaks           CA    91362
618924827      DANIEL              CHEN                22087 SAN FERNANDO COURT      Cupertino               CA    95014
618929365      JEFFREY             FRANCIS             3483 QUARRY PARK DR           San Jose                CA    95136
618946970      KEVIN               FROEMMING           3824 W STONEFIELD RD          Mequon                  WI    53092
618950410      MICHAEL             SCOTT               3272 WENDY WAY                Los Alamitos            CA    90720
618950922      CHERYL              TER HAAR            11080 E ACOMA DR              Scottsdale              AZ    85259
618962755      STEVEN              BAKER               2278 PIEPER LN                Tustin                  CA    92782
618963552      WILLIAM             DRITSAS             2224-2226 WASHINGTON ST       San Francisco           CA    94115
618966748      XIAOHUA             ZHANG               1134 QUIAL CREEK CIR          San Jose                CA    95120
618967237      BRIAN               BAILEY              10971 KEYS CT                 FAIRFAX                 VA    22032
618986662      RONALD              DAVIS               5894 PARTRIDGE LN             Long Grove              IL    60047
618988879      VENKAT              RAMACHANDRAN        14 MOUNTAIN LAUREL DR         Littleton               CO    80127
619001344      KATHY               DAY                 1209 W KELLY ST               Arlington Heights       IL    60004
619003084      WILLIAM             GUTHMILLER          1243 ORCHID CT                Livermore               CA    94550
619005042      BRAD                MARKS               26678 MACMILLAN RANCH RD      Canyon Country          CA    91351
619025796      PRASAD              RUDRARAJU           1225 CARPERS FARM WAY         Vienna                  VA    22182
619026138      MARK                GREENSTONE          7300 W GREENWICH DR           Bloomfield Hills        MI    48301
619028276      JANYLLE             KOREN               1985 ELDORADO CIR             Superior                CO    80027
619028447      JERROLD             KLUGER              6724 LANDON LN                Potomac                 MD    20854
619035801      RICHARD             GRINOLD             67 KING AVE. ST               Oakland                 CA    94611
619036221      JOSEPH              MACHA               1011 5TH ST                   Santa Monica            CA    90403
619046882      CLAUDIA             HALUSKA             2063 MEDINA DR                Wixom                   MI    48393
619056384      DAVID               STEVENS             211 WINNETKA AVE              Winnetka                IL    60093
619064395      BRYAN               KERRIGAN            4816 BROOM DR                 Olney                   MD    20832
619066649      GEORGE              WOOLLEY             7746 S HUDSON CT              Centennial              CO    80122
619069130      MICHAEL             SCHEPPKE            1481 WESTMONT AVE             Campbell                CA    95008
619071338      STEFFAN             HAVAS               6620 LOCKLENNA LN             Rancho Palos Verdes     CA    90275
619075172      JANIS               SONNEMAN            1595 CORDILLERAS RD           Redwood City            CA    94062
619076333      BERNIE              SMILOVITZ           32463 SCOTTSDALE              Farmington Hls          MI    48334
619077094      THOMAS              GOODWIN             3200 POOL RD                  Colleyville             TX    76034
619078426      JOSEPH              RUBINO              1583 ESCONDIDO WAY            Belmont                 CA    94002
619095644      ROBIN               BLAKELY             8202 ALOE COVE                Austin                  TX    78750
619113873      JEFFREY             CZERNIAK            45626 TOURNAMENT DR           NORTHVILLE              MI    48167
619116444      RAY                 OSBORN              3940 GREENSTONE RD            Placerville             CA    95667
619118787      KUNTA               TSAI                5891 PALA MESA DR             San Jose                CA    95123
619121065      LAWRENCE            COHEN               6027 BENKEN                   Cincinnati              OH    45248
619126903      DONGXIANG           WU                  5536 TAN OAK DR               Fremont                 CA    94555
619130179      DANNY               THORN               236 GREGORY LN                Redwood City            CA    94061
619140080      CHRISTOPHER         BARR                46 ROTON AVE                  Norwalk                 CT     6853
619140160      DAVID               DUNN                25 OVERHILL DR                Trumbull                CT     6611
619146100      EZRA                BEKHOR              132 S CRESCENT DR             Beverly Hills           CA    90212
619149682      SHERRY              SCHNELL             1934 WILBUR AVE               San Diego               CA    92109
619156717      STEVEN              ANTHONY             273 CHENERY STREET            San Francisco           CA    94131
619168016      EDWARD              BUCHEL              12428 N 136TH PL              Scottsdale              AZ    85259
619171077      GEOFFREY            KIRKPATRICK         8710 GLEN ARBOR RD            Ben Lomond              CA    95005
619187144      THOMAS              DELANEY             8216 E SPRUCEWOOD AVE         Orange                  CA    92869
619195224      ERNEST              TANG                5283 WHITEHAVEN PARK LN       MABLETON                GA    30126
619200221      BRADY               SULLIVAN            7402 DUNBARTON AVE            Los Angeles             CA    90045
619203894      LARRY               STALEY              146 N CITRUS AVE              Los Angeles             CA    90036
619210859      MICHAEL             KIZERIAN            27825 ELK MOUNTAIN DR         Yorba Linda             CA    92887
619213453      VINCENT             KONG                4761 COPA DE ORO DR           Anaheim                 CA    92807
619222487      SHASHI              MOHAN               121 CEDAR TERR                Fremont                 CA    94539
619254351      MARK                KLOVES              5450 LOS ESTADOS              Yorba Linda             CA    92887
619255443      TERRANCE            FLANIGAN            182 MUSE DR                   El Dorado Hills         CA    95762
619271955      THOMAS              MEAD                6849 BROADWAY TERR            Oakland                 CA    94611
619274048      ALEXANDER           GLEW                970 AURA WAY                  Los Altos               CA    94024
619274527      VINOD               PERIS               22320 KENDLE ST               Cupertino               CA    95014
619294393      WILLIAM             MORGAN              4850 COUNCIL ROCK LN          Cincinnati              OH    45243
619298104      CHRISTOPHER         OLSON               2057 N CLIFTON                CHICAGO                 IL    60614
619302439      MICHAEL             MARCUCCI            410 BLACKSTONE                Lagrange                IL    60525
619303599      DAVID               FAIRCHILD           1600 BENT CREEK DR            Southlake               TX    76092
619311021      D. BOMMI            BOMMANNAN           1977 WIMBLEDON PL             Los Altos               CA    94024
619311349      GREGORY             HARVEY              707 STONEGATE                 Libertyville            IL    60048
619316981      PAUL                DRIGGS              680 WASHINGTON ST             Elmhurst                IL    60126
619329190      AMIT                AGRAWAL             3781 WOODBARK CT              San Jose                CA    95117
619337292      RONALD              SMILEY              10426 SNOW POINT DR           Bethesda                MD    20814
619356979      CHARLES             QUADRA              26762 ASHFORD                 Mission Viejo           CA    92692
619364274      ERIC                SCHOU               1510 LUPTON AVENUE            San Jose                CA    95125
619365630      DANA                TWIBLE              7005 HILLCREST PL             Chevy Chase             MD    20815
619371171      KEITH               JACOBS              25540 HAMILTON CT             Calabasas               CA    91302
619376611      SALLY               GEORGE              100 WEST MINSTER NE DR        Atlanta                 GA    30309
619385008      KURT                SCHOEN              2153 COAST AVE                San Marcos              CA    92069
619385199      GREGORY             IGLOW               8419 BLACKBURN AVE            Los Angeles             CA    90048
619396977      KIRK                FISCHER             323 SETTLERS CT               Maple Glen              PA    19002
619417233      JOSEPH              DZIALO              8085 CALDERWOOD LN            Cincinnati              OH    45243
619440301      PETER               LAI                 3345 CHEMIN DE RIVIERE        San Jose                CA    95148
619441869      MICHAEL             GERIG               21 ELLERY LN                  Westport                CT     6880
619469258      JAMES               CUNHA               7774 TARTAN FIELDS DR         DUBLIN                  OH    43017
619475860      JAMES               LEALE; JR           1813 JOHNSTON AVE             San Jose                CA    95125
619479192      LARRY               WHITE               4182 LITTLE WORTH WAY         San Jose                CA    95135
619484598      WILLIAM             MCMOIL              43174 TUTHILL LN              Chantilly               VA    20152
619498015      ROBERT              BARE                2120 TUCKERBUNN DR            Charlotte               NC    28270
619498981      WILLIAM             SEDGEWICK           1433 MEYERWOOD LN             Littleton               CO    80129
619524687      ANNIE               CHOW                4838 BELA DR                  San Jose                CA    95129
619524858      LI                  GONG                1507 RICHARDSON AVE           Los Altos               CA    94024
619539980      HENRY               WOODLEY             170 N MORAN WAY               Santa Cruz              CA    95062
619548366      DAVID               THAYER              47472 AVALON HEIGHTS TERR     Fremont                 CA    94539
619552682      KENNON              EARL                161-163 N MANSFIELD AVE       Los Angeles             CA    90036
619558245      DAVID               THOMPSON            3710 HALBERT DR               Palm Harbor             FL    34685
619633612      WARREN              FOX JR.             41 FLINTRIDGE AVE             LADERA RANCH            CA    92694
619661888      DAVID               JACOBS              9590 E ALTADENA AVE           Scottsdale              AZ    85260
619742943      DIANE               GRUNSKY             5409 SILVER VISTA WAY         San Jose                CA    95138
619751978      GAYLA               NETHERCOTT          2891 EDGEWICK DR              Glendale                CA    91206
619752899      BRUCE               DALBEC JR.          3551 E EDMONSON AVENUE AV     DELANO                  MN    55373
619763153      LEE                 KAN                 2 LILAC                       ALISO VIEJO             CA    92656
619835683      SUNIL               AGGARWAL            7522 TIPTOE LN                Cupertino               CA    95014




                                            Orig        First       Current              Maturity                      First Pmt
Loan Number           County               Balance     Pmt Date    Int Rate      P+I      Date        Type    FRCDT    Chg Date
-----------           ------               -------     --------    --------   -------   --------    -------  -------   ----------
612872343             Fulton               1000000      2/1/02           5    5368.22   1/1/32      5/1 ARM   1/1/07      2/1/07
615689622             Cook                  345600      1/1/02         6.5    2184.43   12/1/31     5/1 ARM  12/1/06      1/1/07
616025062             Los Angeles           334000      1/1/02           6    2002.5    12/1/31     5/1 ARM  12/1/06      1/1/07
616309964             SOUTH ORANGE          514700     11/1/01        6.25    3169.1    10/1/31     5/1 ARM  10/1/06     11/1/06
616517169             Santa Clara           400000     10/1/01           7    2661.21   9/1/31      5/1 ARM   9/1/06     10/1/06
616673001             Los Angeles           725000      1/1/02        6.25    4463.95   12/1/31     5/1 ARM  12/1/06      1/1/07
616689624             Orange                500000      1/1/02           6    2997.75   12/1/31     5/1 ARM  12/1/06      1/1/07
616775925             San Francisco         486000     12/1/01        6.25    2992.39   11/1/31     5/1 ARM  11/1/06     12/1/06
616977031             San Diego             355000     11/1/01        6.75    2302.52   10/1/31     5/1 ARM  10/1/06     11/1/06
616980639             San Mateo             580000      1/1/02       6.375    3618.45   12/1/31     5/1 ARM  12/1/06      1/1/07
616997320             Los Angeles           650000      1/1/02         6.5    4108.44   12/1/31     5/1 ARM  12/1/06      1/1/07
617184410             San Mateo             350000      1/1/02        6.25    2155.01   12/1/31     5/1 ARM  12/1/06      1/1/07
617186991             Orange                345300      1/1/02       5.625    1987.74   12/1/31     5/1 ARM  12/1/06      1/1/07
617267432             Walton                456000      1/1/02       6.125    2770.7    12/1/31     5/1 ARM  12/1/06      1/1/07
617433228             Orange                595000     11/1/01         6.5    3760.8    10/1/31     5/1 ARM  10/1/06     11/1/06
617453757             Cook                  412000      1/1/02         5.5    2339.29   12/1/31     5/1 ARM  12/1/06      1/1/07
617515875             San Luis Obispo       470000     12/1/01       6.375    2932.19   11/1/31     5/1 ARM  11/1/06     12/1/06
617564808             Orange                345000      1/1/02        6.25    2124.22   12/1/31     5/1 ARM  12/1/06      1/1/07
617589497             Ventura               592000      1/1/02       6.125    3597.05   12/1/31     5/1 ARM  12/1/06      1/1/07
617707105             Los Angeles          1000000      1/1/02       6.125    6076.11   12/1/31     5/1 ARM  12/1/06      1/1/07
617734302                                   330000      1/1/02           6    1978.52   12/1/31     5/1 ARM  12/1/06      1/1/07
617886909             Will                  378450      1/1/02        6.25    2330.18   12/1/31     5/1 ARM  12/1/06      1/1/07
617891713             San Mateo             347000     12/1/01       6.375    2164.83   11/1/31     5/1 ARM  11/1/06     12/1/06
617892348             Cook                  353700      1/1/02       6.375    2206.63   12/1/31     5/1 ARM  12/1/06      1/1/07
617906823             Santa Clara           960000      1/1/02        6.25    5910.89   12/1/31     5/1 ARM  12/1/06      1/1/07
617907027             Los Angeles           780000      1/1/02       6.375    4866.19   12/1/31     5/1 ARM  12/1/06      1/1/07
617912455             Santa Cruz            330000      1/1/02        6.25    2031.87   12/1/31     5/1 ARM  12/1/06      1/1/07
617914311             San Diego             950000      1/1/02        6.25    5849.31   12/1/31     5/1 ARM  12/1/06      1/1/07
617917154                                  1000000     12/1/01        6.25    6157.17   11/1/31     5/1 ARM  11/1/06     12/1/06
617922765             Los Angeles           650000      1/1/02        6.25    4002.16   12/1/31     5/1 ARM  12/1/06      1/1/07
617925405             Alameda               360000      1/1/02        6.25    2216.58   12/1/31     5/1 ARM  12/1/06      1/1/07
617925973             Santa Clara           627000      1/1/02        6.25    3860.55   12/1/31     5/1 ARM  12/1/06      1/1/07
617926202             Santa Clara           384000     12/1/01        6.25    2364.35   11/1/31     5/1 ARM  11/1/06     12/1/06
617927851             Alameda               360000      1/1/02        6.25    2216.58   12/1/31     5/1 ARM  12/1/06      1/1/07
617930446             Los Angeles           407000     12/1/01        6.25    2505.97   11/1/31     5/1 ARM  11/1/06     12/1/06
617932949             King                  900000      1/1/02        6.25    5541.45   12/1/31     5/1 ARM  12/1/06      1/1/07
617933461             Santa Clara           498000      1/1/02        6.25    3066.27   12/1/31     5/1 ARM  12/1/06      1/1/07
617933520             San Mateo             825000      2/1/02        6.25    5079.67   1/1/32      5/1 ARM   1/1/07      2/1/07
617947398             Santa Clara           498000     12/1/01       6.125    3025.9    11/1/31     5/1 ARM  11/1/06     12/1/06
617948220             Santa Clara           570000      1/1/02        6.25    3509.59   12/1/31     5/1 ARM  12/1/06      1/1/07
617959428             Contra Costa          349000      1/1/02        6.25    2148.85   12/1/31     5/1 ARM  12/1/06      1/1/07
617963026             San Diego             558000      1/1/02        5.75    3256.34   12/1/31     5/1 ARM  12/1/06      1/1/07
617964016             Cook                  305000      1/1/02        6.25    1877.94   12/1/31     5/1 ARM  12/1/06      1/1/07
617965723             Santa Clara           380000      1/1/02        6.25    2339.73   12/1/31     5/1 ARM  12/1/06      1/1/07
617972243             Contra Costa          640000      1/1/02        6.25    3940.59   12/1/31     5/1 ARM  12/1/06      1/1/07
617972378             Los Angeles           475000      1/1/02        6.25    2924.66   12/1/31     5/1 ARM  12/1/06      1/1/07
617973790             Lake                  317700      1/1/02        6.25    1956.13   12/1/31     5/1 ARM  12/1/06      1/1/07
617974381             Santa Clara           420000     12/1/01        6.25    2586.01   11/1/31     5/1 ARM  11/1/06     12/1/06
617977168             San Mateo             666000      1/1/02        6.25    4100.68   12/1/31     5/1 ARM  12/1/06      1/1/07
617990041             Hinds                 335000      1/1/02           6    2008.49   12/1/31     5/1 ARM  12/1/06      1/1/07
617991053             Orange                652000      1/1/02        6.25    4014.48   12/1/31     5/1 ARM  12/1/06      1/1/07
618009395             King                  468000      1/1/02        6.25    2881.56   12/1/31     5/1 ARM  12/1/06      1/1/07
618016942             Washtenaw             775000      1/1/02       6.125    4708.98   12/1/31     5/1 ARM  12/1/06      1/1/07
618020232             Alameda               430000     12/1/01        6.25    2647.58   11/1/31     5/1 ARM  11/1/06     12/1/06
618023020             BOULDER               305000     12/1/01        6.25    1877.94   11/1/31     5/1 ARM  11/1/06     12/1/06
618028753             Alameda               493000     12/1/01        6.25    3035.49   11/1/31     5/1 ARM  11/1/06     12/1/06
618029139             Santa Clara           800000      1/1/02        6.25    4925.74   12/1/31     5/1 ARM  12/1/06      1/1/07
618050422             Cook                  320000      1/1/02        6.25    1970.3    12/1/31     5/1 ARM  12/1/06      1/1/07
618064326             San Mateo             340000      1/1/02        6.25    2093.44   12/1/31     5/1 ARM  12/1/06      1/1/07
618064792             San Diego             464000     12/1/01       6.375    2894.76   11/1/31     5/1 ARM  11/1/06     12/1/06
618079891             Santa Clara           825000     12/1/01        6.25    5079.67   11/1/31     5/1 ARM  11/1/06     12/1/06
618105256             Los Angeles           325000     12/1/01       6.125    1974.73   11/1/31     5/1 ARM  11/1/06     12/1/06
618107123             Ventura               560000      1/1/02           6    3357.48   12/1/31     5/1 ARM  12/1/06      1/1/07
618112825             Santa Clara           387500      1/1/02        6.25    2385.9    12/1/31     5/1 ARM  12/1/06      1/1/07
618115657             Ingham                390000      1/1/02        6.25    2401.3    12/1/31     5/1 ARM  12/1/06      1/1/07
618126785             Oakland               438900      1/1/02        6.25    2702.38   12/1/31     5/1 ARM  12/1/06      1/1/07
618130304             Lake                  419000      1/1/02        6.25    2579.86   12/1/31     5/1 ARM  12/1/06      1/1/07
618134331             Santa Clara           380000      1/1/02        6.25    2339.73   12/1/31     5/1 ARM  12/1/06      1/1/07
618142080             Santa Cruz            437250      1/1/02        6.25    2692.22   12/1/31     5/1 ARM  12/1/06      1/1/07
618145539             Santa Clara           417000      1/1/02       6.125    2533.74   12/1/31     5/1 ARM  12/1/06      1/1/07
618151936             DuPage                534950      1/1/02       6.375    3337.39   12/1/31     5/1 ARM  12/1/06      1/1/07
618158864             Alameda               498000      1/1/02        6.25    3066.27   12/1/31     5/1 ARM  12/1/06      1/1/07
618164349             Orange                309400      1/1/02        6.25    1905.03   12/1/31     5/1 ARM  12/1/06      1/1/07
618181157             King                  645000      1/1/02           6    3867.1    12/1/31     5/1 ARM  12/1/06      1/1/07
618184628             Orange                346000      1/1/02        6.25    2130.38   12/1/31     5/1 ARM  12/1/06      1/1/07
618185583             Santa Clara           330000      1/1/02       6.375    2058.77   12/1/31     5/1 ARM  12/1/06      1/1/07
618188962             Santa Clara           520000      1/1/02        6.25    3201.73   12/1/31     5/1 ARM  12/1/06      1/1/07
618189213             Los Angeles           840000     12/1/01       6.125    5103.93   11/1/31     5/1 ARM  11/1/06     12/1/06
618193856             Santa Clara           500000      1/1/02        6.25    3078.59   12/1/31     5/1 ARM  12/1/06      1/1/07
618198840             Santa Clara           396000      1/1/02        6.25    2438.24   12/1/31     5/1 ARM  12/1/06      1/1/07
618199965             Marin                 500000     12/1/01         5.5    2838.95   11/1/31     5/1 ARM  11/1/06     12/1/06
618212531             Santa Clara           847000      1/1/02        6.25    5215.12   12/1/31     5/1 ARM  12/1/06      1/1/07
618214043             Clark                 407000      2/1/02           6    2440.17   1/1/32      5/1 ARM   1/1/07      2/1/07
618214054             Du Page               510000      2/1/02           6    3057.71   1/1/32      5/1 ARM   1/1/07      2/1/07
618214167             Cook                  609000      2/1/02        6.25    3749.72   1/1/32      5/1 ARM   1/1/07      2/1/07
618243128             Los Angeles           310000      1/1/02        6.25    1908.72   12/1/31     5/1 ARM  12/1/06      1/1/07
618258503             Sonoma                412500      1/1/02         6.5    2607.28   12/1/31     5/1 ARM  12/1/06      1/1/07
618261121             Los Angeles          1000000      1/1/02        6.25    6157.17   12/1/31     5/1 ARM  12/1/06      1/1/07
618264932             Santa Clara           599000      1/1/02        6.25    3688.15   12/1/31     5/1 ARM  12/1/06      1/1/07
618277506             San Mateo            1000000      1/1/02        6.25    6157.17   12/1/31     5/1 ARM  12/1/06      1/1/07
618285005             Santa Clara           432800      1/1/02        6.25    2664.82   12/1/31     5/1 ARM  12/1/06      1/1/07
618295336             Los Angeles           332000      1/1/02        6.25    2044.18   12/1/31     5/1 ARM  12/1/06      1/1/07
618295531             Los Angeles           774000     12/1/01       6.375    4828.75   11/1/31     5/1 ARM  11/1/06     12/1/06
618298636             Santa Clara           616000      1/1/02         6.5    3893.54   12/1/31     5/1 ARM  12/1/06      1/1/07
618300151             Santa Barbara         990000     12/1/01         6.5    6257.47   11/1/31     5/1 ARM  11/1/06     12/1/06
618301799             Placer                448000      1/1/02       6.125    2722.1    12/1/31     5/1 ARM  12/1/06      1/1/07
618305555             Santa Clara           720000      1/1/02        6.25    4433.16   12/1/31     5/1 ARM  12/1/06      1/1/07
618316308             Santa Clara           324000      1/1/02        6.25    1994.92   12/1/31     5/1 ARM  12/1/06      1/1/07
618335799             Lake                  450000      2/1/02           6    2697.98   1/1/32      5/1 ARM   1/1/07      2/1/07
618339839             Santa Clara           422000      1/1/02       6.125    2564.12   12/1/31     5/1 ARM  12/1/06      1/1/07
618340217             Santa Clara           526000      1/1/02        6.25    3238.67   12/1/31     5/1 ARM  12/1/06      1/1/07
618345860             Contra Costa          330000      1/1/02        6.25    2031.87   12/1/31     5/1 ARM  12/1/06      1/1/07
618363157             Santa Clara           410000      1/1/02       6.125    2491.2    12/1/31     5/1 ARM  12/1/06      1/1/07
618364784             Santa Clara           352500     12/1/01         6.5    2228.04   11/1/31     5/1 ARM  11/1/06     12/1/06
618371453             San Diego             368000      1/1/02        5.75    2147.55   12/1/31     5/1 ARM  12/1/06      1/1/07
618372294             Washtenaw             352500      1/1/02       6.125    2141.83   12/1/31     5/1 ARM  12/1/06      1/1/07
618374285             Orange                520000      1/1/02        5.75    3034.58   12/1/31     5/1 ARM  12/1/06      1/1/07
618389614             Santa Clara          1000000      1/1/02        6.25    6157.17   12/1/31     5/1 ARM  12/1/06      1/1/07
618390309             Los Angeles           475000      1/1/02         6.5    3002.32   12/1/31     5/1 ARM  12/1/06      1/1/07
618402837             Santa Clara           650000      1/1/02       6.125    3949.47   12/1/31     5/1 ARM  12/1/06      1/1/07
618415239             Los Angeles           850000      1/1/02        6.25    5233.6    12/1/31     5/1 ARM  12/1/06      1/1/07
618417549             Orange                415000     12/1/01        6.25    2555.23   11/1/31     5/1 ARM  11/1/06     12/1/06
618421475             Contra Costa          450000      1/1/02       6.375    2807.41   12/1/31     5/1 ARM  12/1/06      1/1/07
618429623             Sacramento            712500     12/1/01           6    4271.8    11/1/31     5/1 ARM  11/1/06     12/1/06
618436724             Santa Clara           360000      1/1/02         6.5    2275.44   12/1/31     5/1 ARM  12/1/06      1/1/07
618437509             Cook                  395000      1/1/02        6.25    2432.08   12/1/31     5/1 ARM  12/1/06      1/1/07
618439705             San Diego             860000      1/1/02        6.25    5295.17   12/1/31     5/1 ARM  12/1/06      1/1/07
618450368             Los Angeles           950000      1/1/02       6.125    5772.3    12/1/31     5/1 ARM  12/1/06      1/1/07
618454124             Santa Clara           520000      1/1/02         5.5    2952.5    12/1/31     5/1 ARM  12/1/06      1/1/07
618464488             San Mateo             650000      1/1/02       6.375    4055.15   12/1/31     5/1 ARM  12/1/06      1/1/07
618469702             Orange                390000      1/1/02           6    2338.25   12/1/31     5/1 ARM  12/1/06      1/1/07
618475573             Orange                967500      1/1/02       6.125    5878.63   12/1/31     5/1 ARM  12/1/06      1/1/07
618482366             Los Angeles           960000      1/1/02           6    5755.69   12/1/31     5/1 ARM  12/1/06      1/1/07
618483813             Cook                  345000      2/1/02        6.25    2124.22   1/1/32      5/1 ARM   1/1/07      2/1/07
618489693             Riverside             550000     12/1/01       6.125    3341.86   11/1/31     5/1 ARM  11/1/06     12/1/06
618494020             COOK                  345000      1/1/02       6.375    2152.35   12/1/31     5/1 ARM  12/1/06      1/1/07
618505421             Harris                598000      1/1/02        5.75    3489.77   12/1/31     5/1 ARM  12/1/06      1/1/07
618524572             Santa Clara           667000      1/1/02        6.25    4106.83   12/1/31     5/1 ARM  12/1/06      1/1/07
618544213             Los Angeles           356250      1/1/02        6.25    2193.49   12/1/31     5/1 ARM  12/1/06      1/1/07
618551894             Gwinnett              374600      1/1/02        6.25    2306.48   12/1/31     5/1 ARM  12/1/06      1/1/07
618553705             Monroe                449600      2/1/02       6.375    2804.92   1/1/32      5/1 ARM   1/1/07      2/1/07
618555284             Wayne                 491000      1/1/02           6    2943.79   12/1/31     5/1 ARM  12/1/06      1/1/07
618559585             Los Angeles           686400      1/1/02         6.5    4338.51   12/1/31     5/1 ARM  12/1/06      1/1/07
618564310             Ventura               382000      1/1/02         6.5    2414.5    12/1/31     5/1 ARM  12/1/06      1/1/07
618564673             Santa Clara           748000      1/1/02         6.5    4727.87   12/1/31     5/1 ARM  12/1/06      1/1/07
618581424             Orange                650000      1/1/02       6.375    4055.15   12/1/31     5/1 ARM  12/1/06      1/1/07
618591039             Orange                681500      1/1/02           6    4085.94   12/1/31     5/1 ARM  12/1/06      1/1/07
618593235             Santa Clara           355000      1/1/02           6    2128.4    12/1/31     5/1 ARM  12/1/06      1/1/07
618593850             San Mateo             311500      1/1/02        6.25    1917.96   12/1/31     5/1 ARM  12/1/06      1/1/07
618614092             Los Angeles           471000      1/1/02       6.125    2861.85   12/1/31     5/1 ARM  12/1/06      1/1/07
618614888             Los Angeles           900000      1/1/02         6.5    5688.61   12/1/31     5/1 ARM  12/1/06      1/1/07
618624857             Cook                  512000      1/1/02        6.25    3152.47   12/1/31     5/1 ARM  12/1/06      1/1/07
618627246             Santa Clara           428000      1/1/02         6.5    2705.25   12/1/31     5/1 ARM  12/1/06      1/1/07
618633346             Santa Clara           450000      1/1/02       6.125    2734.25   12/1/31     5/1 ARM  12/1/06      1/1/07
618639774             Charlevoix            425000      1/1/02           6    2548.09   12/1/31     5/1 ARM  12/1/06      1/1/07
618640298             Santa Clara           406500      1/1/02        6.25    2502.89   12/1/31     5/1 ARM  12/1/06      1/1/07
618641186             Middlesex             480000      1/1/02       6.125    2916.53   12/1/31     5/1 ARM  12/1/06      1/1/07
618641621             Alameda               470000      1/1/02        6.25    2893.87   12/1/31     5/1 ARM  12/1/06      1/1/07
618645705             Santa Clara           395000      1/1/02        6.25    2432.08   12/1/31     5/1 ARM  12/1/06      1/1/07
618648207             Marin                 353000      1/1/02        6.25    2173.48   12/1/31     5/1 ARM  12/1/06      1/1/07
618649652             San Diego             383500      1/1/02           6    2299.28   12/1/31     5/1 ARM  12/1/06      1/1/07
618650816             Santa Clara           647000      1/1/02       6.125    3931.24   12/1/31     5/1 ARM  12/1/06      1/1/07
618650883             King                  359800      1/1/02       5.875    2128.35   12/1/31     5/1 ARM  12/1/06      1/1/07
618657971             San Diego             490000      1/1/02        6.25    3017.01   12/1/31     5/1 ARM  12/1/06      1/1/07
618663387             San Mateo             750000      1/1/02           6    4496.63   12/1/31     5/1 ARM  12/1/06      1/1/07
618663651             San Mateo             392400      1/1/02        6.25    2416.07   12/1/31     5/1 ARM  12/1/06      1/1/07
618676008             Ventura               322000      1/1/02           6    1930.55   12/1/31     5/1 ARM  12/1/06      1/1/07
618676360             Santa Clara           373000      1/1/02        6.25    2296.63   12/1/31     5/1 ARM  12/1/06      1/1/07
618679114             San Mateo             462000      1/1/02        5.75    2696.11   12/1/31     5/1 ARM  12/1/06      1/1/07
618695012             Los Angeles           430800      1/1/02        6.25    2652.51   12/1/31     5/1 ARM  12/1/06      1/1/07
618699540             San Diego             474000      1/1/02           6    2841.87   12/1/31     5/1 ARM  12/1/06      1/1/07
618713081             San Diego             355000     12/1/01           6    2128.4    11/1/31     5/1 ARM  11/1/06     12/1/06
618720400             Cook                  731250      1/1/02        6.25    4502.43   12/1/31     5/1 ARM  12/1/06      1/1/07
618725746             Orange                650000      1/1/02        6.25    4002.16   12/1/31     5/1 ARM  12/1/06      1/1/07
618730219             Cass                  313000      1/1/02       6.125    1901.82   12/1/31     5/1 ARM  12/1/06      1/1/07
618732585             Riverside             427200      1/1/02         6.5    2700.19   12/1/31     5/1 ARM  12/1/06      1/1/07
618743269             Los Angeles           474000      1/1/02        5.75    2766.14   12/1/31     5/1 ARM  12/1/06      1/1/07
618747515             Orange                412000      1/1/02        6.25    2536.75   12/1/31     5/1 ARM  12/1/06      1/1/07
618748015             Los Angeles           393600      1/1/02       6.125    2391.56   12/1/31     5/1 ARM  12/1/06      1/1/07
618748377             Santa Clara           466000      1/1/02           6    2793.91   12/1/31     5/1 ARM  12/1/06      1/1/07
618768236             Santa Clara           888000      1/1/02        6.25    5467.57   12/1/31     5/1 ARM  12/1/06      1/1/07
618773288             Orange                650000      1/1/02       5.875      3845    12/1/31     5/1 ARM  12/1/06      1/1/07
618774132             Los Angeles           775000      1/1/02        6.25    4771.81   12/1/31     5/1 ARM  12/1/06      1/1/07
618775883             Santa Clara           465000      1/1/02        6.25    2863.08   12/1/31     5/1 ARM  12/1/06      1/1/07
618782289             Santa Clara           384000      1/1/02        6.25    2364.35   12/1/31     5/1 ARM  12/1/06      1/1/07
618784748             Oakland               501500      1/1/02        6.25    3087.82   12/1/31     5/1 ARM  12/1/06      1/1/07
618787627             Santa Clara           495000      1/1/02           6    2967.78   12/1/31     5/1 ARM  12/1/06      1/1/07
618787729             Los Angeles           650000      1/1/02        5.75    3793.22   12/1/31     5/1 ARM  12/1/06      1/1/07
618790724             Santa Clara           467000      1/1/02        6.25    2875.4    12/1/31     5/1 ARM  12/1/06      1/1/07
618790746             Santa Clara           504000      1/1/02        6.25    3103.21   12/1/31     5/1 ARM  12/1/06      1/1/07
618791736             Lake                  486700      1/1/02        6.25    2996.7    12/1/31     5/1 ARM  12/1/06      1/1/07
618794318             Santa Clara           379000      1/1/02        6.25    2333.57   12/1/31     5/1 ARM  12/1/06      1/1/07
618814492             Los Angeles           340000      1/1/02        6.25    2093.44   12/1/31     5/1 ARM  12/1/06      1/1/07
618816290             Los Angeles           650000      1/1/02         5.5    3690.63   12/1/31     5/1 ARM  12/1/06      1/1/07
618819113             District Of Columbia  364000      1/1/02           6    2182.36   12/1/31     5/1 ARM  12/1/06      1/1/07
618821889             Los Angeles           800000      1/1/02        6.25    4925.74   12/1/31     5/1 ARM  12/1/06      1/1/07
618828498             Orange                412000      1/1/02        6.25    2536.75   12/1/31     5/1 ARM  12/1/06      1/1/07
618829956             Los Angeles           948000      1/1/02       6.125    5760.15   12/1/31     5/1 ARM  12/1/06      1/1/07
618830174             Orange                512000      1/1/02        6.25    3152.47   12/1/31     5/1 ARM  12/1/06      1/1/07
618830312             Ventura               352000      1/1/02           6    2110.42   12/1/31     5/1 ARM  12/1/06      1/1/07
618837796             Lake                  355000      1/1/02        6.25    2185.8    12/1/31     5/1 ARM  12/1/06      1/1/07
618861343             Santa Clara           384000      1/1/02        6.25    2364.35   12/1/31     5/1 ARM  12/1/06      1/1/07
618863027             Los Angeles           712000      1/1/02        6.25    4383.91   12/1/31     5/1 ARM  12/1/06      1/1/07
618877067             Alameda               335000      1/1/02        6.25    2062.65   12/1/31     5/1 ARM  12/1/06      1/1/07
618882532             Los Angeles           800000      1/1/02       6.125    4860.88   12/1/31     5/1 ARM  12/1/06      1/1/07
618900306             Saint Louis           420000      2/1/02        6.25    2586.01   1/1/32      5/1 ARM   1/1/07      2/1/07
618904344             Plymouth              317000      1/1/02        6.25    1951.82   12/1/31     5/1 ARM  12/1/06      1/1/07
618905915             Summit                400000      1/1/02       6.125    2430.44   12/1/31     5/1 ARM  12/1/06      1/1/07
618917292             Santa Clara           825000      1/1/02       6.125    5012.79   12/1/31     5/1 ARM  12/1/06      1/1/07
618917715             Santa Clara           447000      1/1/02       5.875    2644.17   12/1/31     5/1 ARM  12/1/06      1/1/07
618918681             Orange               1000000      1/1/02        6.25    6157.17   12/1/31     5/1 ARM  12/1/06      1/1/07
618918772             Orange                410000      1/1/02        6.25    2524.44   12/1/31     5/1 ARM  12/1/06      1/1/07
618920231             Ventura               820000      1/1/02        6.25    5048.88   12/1/31     5/1 ARM  12/1/06      1/1/07
618924827             Santa Clara           440000      1/1/02           6    2638.02   12/1/31     5/1 ARM  12/1/06      1/1/07
618929365             Santa Clara           380000      1/1/02       6.125    2308.92   12/1/31     5/1 ARM  12/1/06      1/1/07
618946970             Ozaukee               810000      1/1/02           6    4856.36   12/1/31     5/1 ARM  12/1/06      1/1/07
618950410             Orange                342000      1/1/02        6.25    2105.75   12/1/31     5/1 ARM  12/1/06      1/1/07
618950922             Maricopa              436000      1/1/02        6.25    2684.53   12/1/31     5/1 ARM  12/1/06      1/1/07
618962755             Orange                332000      1/1/02        6.25    2044.18   12/1/31     5/1 ARM  12/1/06      1/1/07
618963552             San Francisco         937500      1/1/02        6.25    5772.35   12/1/31     5/1 ARM  12/1/06      1/1/07
618966748             Santa Clara           426000      1/1/02           6    2554.09   12/1/31     5/1 ARM  12/1/06      1/1/07
618967237             FAIRFAX               445000      1/1/02           6      2668    12/1/31     5/1 ARM  12/1/06      1/1/07
618986662             Lake                  840000      1/1/02       6.125    5103.93   12/1/31     5/1 ARM  12/1/06      1/1/07
618988879             Jefferson             443000      1/1/02        6.25    2727.63   12/1/31     5/1 ARM  12/1/06      1/1/07
619001344             Cook                  378300      1/1/02           6    2268.1    12/1/31     5/1 ARM  12/1/06      1/1/07
619003084             Alameda               330000      1/1/02        6.25    2031.87   12/1/31     5/1 ARM  12/1/06      1/1/07
619005042             Los Angeles          1000000      1/1/02       6.125    6076.11   12/1/31     5/1 ARM  12/1/06      1/1/07
619025796             Fairfax               440000      1/1/02        5.75    2567.72   12/1/31     5/1 ARM  12/1/06      1/1/07
619026138             Oakland               425000      1/1/02       6.125    2582.34   12/1/31     5/1 ARM  12/1/06      1/1/07
619028276             Boulder               337500      1/1/02         5.5    1916.29   12/1/31     5/1 ARM  12/1/06      1/1/07
619028447             Montgomery            450000      1/1/02           6    2697.98   12/1/31     5/1 ARM  12/1/06      1/1/07
619035801             Alameda               970000      1/1/02       6.125    5893.82   12/1/31     5/1 ARM  12/1/06      1/1/07
619036221             Los Angeles           376000      1/1/02       6.125    2284.62   12/1/31     5/1 ARM  12/1/06      1/1/07
619046882             Oakland               575000      1/1/02           6    3447.42   12/1/31     5/1 ARM  12/1/06      1/1/07
619056384             Cook                  600000      1/1/02        5.75    3501.44   12/1/31     5/1 ARM  12/1/06      1/1/07
619064395             Montgomery            344000      1/1/02           6    2062.45   12/1/31     5/1 ARM  12/1/06      1/1/07
619066649                                   335700      1/1/02       5.875    1985.79   12/1/31     5/1 ARM  12/1/06      1/1/07
619069130             Santa Clara           504000      1/1/02       6.125    3062.36   12/1/31     5/1 ARM  12/1/06      1/1/07
619071338             Los Angeles           592500      1/1/02       6.125    3600.09   12/1/31     5/1 ARM  12/1/06      1/1/07
619075172             San Mateo             670000      1/1/02           6    4016.99   12/1/31     5/1 ARM  12/1/06      1/1/07
619076333             Oakland               627000      1/1/02           6    3759.18   12/1/31     5/1 ARM  12/1/06      1/1/07
619077094             Tarrant               999950      1/1/02           6    5995.21   12/1/31     5/1 ARM  12/1/06      1/1/07
619078426             San Mateo             636000      1/1/02           6    3813.14   12/1/31     5/1 ARM  12/1/06      1/1/07
619095644             Travis                337600      1/1/02         5.5    1916.86   12/1/31     5/1 ARM  12/1/06      1/1/07
619113873             OAKLAND               519000      1/1/02       6.125    3153.5    12/1/31     5/1 ARM  12/1/06      1/1/07
619116444             El Dorado             363750      1/1/02           6    2180.87   12/1/31     5/1 ARM  12/1/06      1/1/07
619118787             Santa Clara           345000      1/1/02       6.125    2096.26   12/1/31     5/1 ARM  12/1/06      1/1/07
619121065             Hamilton              380000      1/1/02        6.25    2339.73   12/1/31     5/1 ARM  12/1/06      1/1/07
619126903             Alameda               405600      1/1/02       6.125    2464.47   12/1/31     5/1 ARM  12/1/06      1/1/07
619130179             San Mateo             538000      1/1/02           6    3225.58   12/1/31     5/1 ARM  12/1/06      1/1/07
619140080             Fairfield             600000      1/1/02       6.125    3645.66   12/1/31     5/1 ARM  12/1/06      1/1/07
619140160             Fairfield             401250      1/1/02       6.125    2438.04   12/1/31     5/1 ARM  12/1/06      1/1/07
619146100             Los Angeles           599250      1/1/02        5.75    3497.06   12/1/31     5/1 ARM  12/1/06      1/1/07
619149682             San Diego             360000      1/1/02       6.125    2187.4    12/1/31     5/1 ARM  12/1/06      1/1/07
619156717             San Francisco         410000      1/1/02        6.25    2524.44   12/1/31     5/1 ARM  12/1/06      1/1/07
619168016             Maricopa              622500      1/1/02       5.875    3682.32   12/1/31     5/1 ARM  12/1/06      1/1/07
619171077             Santa Cruz            340000      1/1/02           5    1825.19   12/1/31     5/1 ARM  12/1/06      1/1/07
619187144             Orange                328000      1/1/02           6    1966.53   12/1/31     5/1 ARM  12/1/06      1/1/07
619195224                                   375000      1/1/02           6    2248.31   12/1/31     5/1 ARM  12/1/06      1/1/07
619200221             Los Angeles           576800      1/1/02       6.125    3504.7    12/1/31     5/1 ARM  12/1/06      1/1/07
619203894             Los Angeles           468000      1/1/02        6.25    2881.56   12/1/31     5/1 ARM  12/1/06      1/1/07
619210859             Orange                609750      1/1/02        6.25    3754.34   12/1/31     5/1 ARM  12/1/06      1/1/07
619213453             Orange                707900      1/1/02           6    4244.22   12/1/31     5/1 ARM  12/1/06      1/1/07
619222487             Alameda               494500      1/1/02           6    2964.78   12/1/31     5/1 ARM  12/1/06      1/1/07
619254351             Orange                463900      1/1/02           6    2781.31   12/1/31     5/1 ARM  12/1/06      1/1/07
619255443             El Dorado             550000      1/1/02           6    3297.53   12/1/31     5/1 ARM  12/1/06      1/1/07
619271955             Alameda               375000      1/1/02        6.25    2308.94   12/1/31     5/1 ARM  12/1/06      1/1/07
619274048             Santa Clara           825000      1/1/02           6    4946.29   12/1/31     5/1 ARM  12/1/06      1/1/07
619274527             Santa Clara           650000      1/1/02        6.25    4002.16   12/1/31     5/1 ARM  12/1/06      1/1/07
619294393             Hamilton              475000      1/1/02        5.75    2771.97   12/1/31     5/1 ARM  12/1/06      1/1/07
619298104             COOK                  650000      1/1/02           6    3897.08   12/1/31     5/1 ARM  12/1/06      1/1/07
619302439             Cook                  650000      1/1/02           6    3897.08   12/1/31     5/1 ARM  12/1/06      1/1/07
619303599             Tarrant               630000      1/1/02        5.75    3676.51   12/1/31     5/1 ARM  12/1/06      1/1/07
619311021             Santa Clara           873000      2/1/02           6    5234.08   1/1/32      5/1 ARM   1/1/07      2/1/07
619311349             Lake                  486000      1/1/02        5.75    2836.16   12/1/31     5/1 ARM  12/1/06      1/1/07
619316981             DuPage                356000      1/1/02           6    2134.4    12/1/31     5/1 ARM  12/1/06      1/1/07
619329190             Santa Clara           482000      1/1/02           6    2889.83   12/1/31     5/1 ARM  12/1/06      1/1/07
619337292             Montgomery            457000      1/1/02           6    2739.95   12/1/31     5/1 ARM  12/1/06      1/1/07
619356979             Orange                332000      1/1/02       5.875    1963.91   12/1/31     5/1 ARM  12/1/06      1/1/07
619364274             Santa Clara           562000      1/1/02        5.75    3279.68   12/1/31     5/1 ARM  12/1/06      1/1/07
619365630             Montgomery            350000      1/1/02           6    2098.43   12/1/31     5/1 ARM  12/1/06      1/1/07
619371171             Los Angeles           800000      1/1/02       5.625    4605.25   12/1/31     5/1 ARM  12/1/06      1/1/07
619376611             Fulton                485000      1/1/02       5.625    2791.93   12/1/31     5/1 ARM  12/1/06      1/1/07
619385008             San Diego             478600      1/1/02           6    2869.45   12/1/31     5/1 ARM  12/1/06      1/1/07
619385199             Los Angeles           585000      1/1/02           6    3507.37   12/1/31     5/1 ARM  12/1/06      1/1/07
619396977             Montgomery            372000      2/1/02           6    2230.33   1/1/32      5/1 ARM   1/1/07      2/1/07
619417233             Hamilton              648000      1/1/02        5.75    3781.55   12/1/31     5/1 ARM  12/1/06      1/1/07
619440301             Santa Clara           600000      1/1/02           6    3597.3    12/1/31     5/1 ARM  12/1/06      1/1/07
619441869             Fairfield             510000      1/1/02        6.25    3140.16   12/1/31     5/1 ARM  12/1/06      1/1/07
619469258                                   728000      1/1/02        5.75    4248.41   12/1/31     5/1 ARM  12/1/06      1/1/07
619475860             Santa Clara           463000      1/1/02           6    2775.92   12/1/31     5/1 ARM  12/1/06      1/1/07
619479192             Santa Clara           475000      1/1/02        6.25    2924.66   12/1/31     5/1 ARM  12/1/06      1/1/07
619484598             Fairfax               305000      1/1/02       6.125    1853.21   12/1/31     5/1 ARM  12/1/06      1/1/07
619498015             Mecklenburg           400000      1/1/02        6.25    2462.87   12/1/31     5/1 ARM  12/1/06      1/1/07
619498981                                   460000      2/1/02        6.25    2832.3    1/1/32      5/1 ARM   1/1/07      2/1/07
619524687             Santa Clara           410000      1/1/02        6.25    2524.44   12/1/31     5/1 ARM  12/1/06      1/1/07
619524858             Santa Clara           485000      1/1/02       6.125    2946.91   12/1/31     5/1 ARM  12/1/06      1/1/07
619539980             Santa Cruz            368000      2/1/02           6    2206.35   1/1/32      5/1 ARM   1/1/07      2/1/07
619548366             Alameda               645000      1/1/02         5.5    3662.24   12/1/31     5/1 ARM  12/1/06      1/1/07
619552682             Los Angeles           620000      1/1/02        6.25    3817.45   12/1/31     5/1 ARM  12/1/06      1/1/07
619558245             Pinellas              378000      1/1/02           6    2266.3    12/1/31     5/1 ARM  12/1/06      1/1/07
619633612             SOUTH ORANGE          380000      1/1/02           6    2278.29   12/1/31     5/1 ARM  12/1/06      1/1/07
619661888             Maricopa              574800      1/1/02        5.75    3354.38   12/1/31     5/1 ARM  12/1/06      1/1/07
619742943             Santa Clara           384000      1/1/02           6    2302.27   12/1/31     5/1 ARM  12/1/06      1/1/07
619751978             Los Angeles           408000      1/1/02       5.875    2413.47   12/1/31     5/1 ARM  12/1/06      1/1/07
619752899                                   360000      1/1/02        6.25    2216.58   12/1/31     5/1 ARM  12/1/06      1/1/07
619763153             ORANGE                406250      1/1/02        6.75    2634.93   12/1/31     5/1 ARM  12/1/06      1/1/07
619835683             Santa Clara           576800      2/1/02         6.5    3645.77   1/1/32      5/1 ARM   1/1/07      2/1/07



                       First Rate  Periodic
Loan Number   Margin    Adj Cap    Rate Cap   Lifetime Cap     Index        Lookback     Frequency      ROUNDING
-----------   ------    -------    --------   ------------     -----        --------     ---------      --------
612872343      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
615689622      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
616025062      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
616309964      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
616517169      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
616673001      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
616689624      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
616775925      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
616977031      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
616980639      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
616997320      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617184410      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617186991      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617267432      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617433228      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617453757      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617515875      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617564808      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617589497      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617707105      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617734302      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617886909      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617891713      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617892348      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617906823      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617907027      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617912455      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617914311      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617917154      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617922765      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617925405      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617925973      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617926202      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617927851      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617930446      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617932949      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617933461      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617933520      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617947398      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617948220      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617959428      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617963026      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617964016      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617965723      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617972243      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617972378      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617973790      2.75         2 5         2          5          1 Year CMT     45 Days       annual         0.125
617974381      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617977168      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617990041      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
617991053      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618009395      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618016942      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618020232      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618023020      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618028753      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618029139      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618050422      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618064326      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618064792      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618079891      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618105256      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618107123      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618112825      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618115657      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618126785      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618130304      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618134331      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618142080      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618145539      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618151936      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618158864      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618164349      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618181157      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618184628      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618185583      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618188962      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618189213      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618193856      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618198840      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618199965      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618212531      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618214043      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618214054      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618214167      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618243128      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618258503      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618261121      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618264932      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618277506      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618285005      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618295336      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618295531      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618298636      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618300151      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618301799      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618305555      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618316308      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618335799      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618339839      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618340217      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618345860      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618363157      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618364784      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618371453      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618372294      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618374285      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618389614      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618390309      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618402837      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618415239      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618417549      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618421475      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618429623      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618436724      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618437509      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618439705      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618450368      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618454124      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618464488      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618469702      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618475573      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618482366      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618483813      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618489693      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618494020      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618505421      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618524572      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618544213      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618551894      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618553705      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618555284      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618559585      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618564310      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618564673      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618581424      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618591039      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618593235      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618593850      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618614092      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618614888      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618624857      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618627246      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618633346      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618639774      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618640298      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618641186      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618641621      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618645705      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618648207      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618649652      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618650816      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618650883      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618657971      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618663387      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618663651      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618676008      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618676360      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618679114      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618695012      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618699540      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618713081      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618720400      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618725746      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618730219      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618732585      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618743269      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618747515      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618748015      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618748377      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618768236      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618773288      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618774132      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618775883      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618782289      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618784748      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618787627      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618787729      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618790724      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618790746      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618791736      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618794318      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618814492      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618816290      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618819113      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618821889      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618828498      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618829956      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618830174      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618830312      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618837796      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618861343      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618863027      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618877067      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618882532      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618900306      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618904344      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618905915      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618917292      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618917715      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618918681      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618918772      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618920231      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618924827      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618929365      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618946970      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618950410      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618950922      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618962755      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618963552      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618966748      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618967237      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618986662      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
618988879      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619001344      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619003084      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619005042      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619025796      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619026138      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619028276      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619028447      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619035801      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619036221      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619046882      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619056384      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619064395      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619066649      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619069130      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619071338      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619075172      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619076333      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619077094      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619078426      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619095644      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619113873      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619116444      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619118787      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619121065      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619126903      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619130179      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619140080      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619140160      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619146100      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619149682      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619156717      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619168016      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619171077      2.75         2 5         2          5          1 Year CMT     45 Days       annual         0.125
619187144      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619195224      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619200221      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619203894      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619210859      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619213453      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619222487      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619254351      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619255443      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619271955      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619274048      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619274527      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619294393      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619298104      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619302439      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619303599      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619311021      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619311349      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619316981      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619329190      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619337292      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619356979      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619364274      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619365630      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619371171      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619376611      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619385008      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619385199      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619396977      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619417233      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619440301      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619441869      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619469258      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619475860      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619479192      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619484598      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619498015      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619498981      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619524687      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619524858      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619539980      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619548366      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619552682      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619558245      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619633612      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619661888      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619742943      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619751978      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619752899      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619763153      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125
619835683      2.75         2           2          5          1 Year CMT     45 Days       annual         0.125



Loan Number    ROUNDLIT      Negam        Max Rate     Min Rate    185     CONVERT    Modify (Y/N)   197
-----------    --------      -----        --------     --------    ---     ------     ------------   ---
612872343       Nearest        NO          10            2.75      3.00      NO                       N
615689622       Nearest        NO          11.5          2.75      4.5       NO                       N
616025062       Nearest        NO          11            2.75      4.0       NO                       N
616309964       Nearest        NO          11.25         2.75      4.25      NO                       N
616517169       Nearest        NO          12            2.75      5.0       NO                       N
616673001       Nearest        NO          11.25         2.75      4.25      NO                       N
616689624       Nearest        NO          11            2.75      4.0       NO                       N
616775925       Nearest        NO          11.25         2.75      4.25      NO                       N
616977031       Nearest        NO          11.75         2.75      4.75      NO                       N
616980639       Nearest        NO          11.375        2.75      2.00      NO                       N
616997320       Nearest        NO          11.5          2.75      4.5       NO                       N
617184410       Nearest        NO          11.25         2.75      4.25      NO                       N
617186991       Nearest        NO          10.625        2.75      3.625     NO                       N
617267432       Nearest        NO          11.125        2.75      4.13      NO                       N
617433228       Nearest        NO          11.5          2.75      4.5       NO                       N
617453757       Nearest        NO          10.5          2.75      3.50      NO                       N
617515875       Nearest        NO          11.375        2.75      4.375     NO                       N
617564808       Nearest        NO          11.25         2.75      4.25      NO                       N
617589497       Nearest        NO          11.125        2.75      4.125     NO                       N
617707105       Nearest        NO          11.125        2.75      4.125     NO                       N
617734302       Nearest        NO          11            2.75      4.00      NO                       N
617886909       Nearest        NO          11.25         2.75      4.25      NO                       N
617891713       Nearest        NO          11.375        2.75      4.375     NO                       N
617892348       Nearest        NO          11.375        2.75      4.375     NO                       N
617906823       Nearest        NO          11.25         2.75      4.25      NO                       N
617907027       Nearest        NO          11.375        2.75      4.375     NO                       N
617912455       Nearest        NO          11.25         2.75      4.25      NO                       N
617914311       Nearest        NO          11.25         2.75      4.25      NO                       N
617917154       Nearest        NO          11.25         2.75      4.25      NO                       N
617922765       Nearest        NO          11.25         2.75      4.25      NO                       N
617925405       Nearest        NO          11.25         2.75      4.25      NO                       N
617925973       Nearest        NO          11.25         2.75      4.25      NO                       N
617926202       Nearest        NO          11.25         2.75      4.25      NO                       N
617927851       Nearest        NO          11.25         2.75      4.25      NO                       N
617930446       Nearest        NO          11.25         2.75      4.25      NO                       N
617932949       Nearest        NO          11.25         2.75      4.25      NO                       N
617933461       Nearest        NO          11.25         2.75      4.25      NO                       N
617933520       Nearest        NO          11.25         2.75      4.25      NO                       N
617947398       Nearest        NO          11.125        2.75      4.125     NO                       N
617948220       Nearest        NO          11.25         2.75      4.25      NO                       N
617959428       Nearest        NO          11.25         2.75      4.25      NO                       N
617963026       Nearest        NO          10.75         2.75      3.75      NO                       N
617964016       Nearest        NO          11.25         2.75      4.25      NO                       N
617965723       Nearest        NO          11.25         2.75      4.25      NO                       N
617972243       Nearest        NO          11.25         2.75      4.25      NO                       N
617972378       Nearest        NO          11.25         2.75      4.25      NO                       N
617973790       Nearest        NO          11.25         2.75                NO                       N
617974381       Nearest        NO          11.25         2.75      4.25      NO                       N
617977168       Nearest        NO          11.25         2.75      4.25      NO                       N
617990041       Nearest        NO          11            2.75      4.0       NO                       N
617991053       Nearest        NO          11.25         2.75      4.25      NO                       N
618009395       Nearest        NO          11.25         2.75      4.25      NO                       N
618016942       Nearest        NO          11.125        2.75      4.125     NO                       N
618020232       Nearest        NO          11.25         2.75      4.25      NO                       N
618023020       Nearest        NO          11.25         2.75      4.25      NO                       N
618028753       Nearest        NO          11.25         2.75      4.25      NO                       N
618029139       Nearest        NO          11.25         2.75      4.25      NO                       N
618050422       Nearest        NO          11.25         2.75      4.25      NO                       N
618064326       Nearest        NO          11.25         2.75      4.25      NO                       N
618064792       Nearest        NO          11.375        2.75      4.375     NO                       N
618079891       Nearest        NO          11.25         2.75      4.25      NO                       N
618105256       Nearest        NO          11.125        2.75      4.13      NO                       N
618107123       Nearest        NO          11            2.75      4.0       NO                       N
618112825       Nearest        NO          11.25         2.75      4.25      NO                       N
618115657       Nearest        NO          11.25         2.75      4.25      NO                       N
618126785       Nearest        NO          11.25         2.75      4.25      NO                       N
618130304       Nearest        NO          11.25         2.75      4.25      NO                       N
618134331       Nearest        NO          11.25         2.75      4.25      NO                       N
618142080       Nearest        NO          11.25         2.75      4.25      NO                       N
618145539       Nearest        NO          11.125        2.75      4.125     NO                       N
618151936       Nearest        NO          11.375        2.75      4.375     NO
618158864       Nearest        NO          11.25         2.75      4.25      NO                       N
618164349       Nearest        NO          11.25         2.75      4.25      NO                       N
618181157       Nearest        NO          11            2.75      4.0       NO                       N
618184628       Nearest        NO          11.25         2.75      4.25      NO                       N
618185583       Nearest        NO          11.375        2.75      4.375     NO                       N
618188962       Nearest        NO          11.25         2.75      4.25      NO                       N
618189213       Nearest        NO          11.125        2.75      4.125     NO                       N
618193856       Nearest        NO          11.25         2.75      4.25      NO                       N
618198840       Nearest        NO          11.25         2.75      4.25      NO                       N
618199965       Nearest        NO          10.5          2.75      3.50      NO                       N
618212531       Nearest        NO          11.25         2.75      4.25      NO                       N
618214043       Nearest        NO          11            2.75      4.0       NO                       N
618214054       Nearest        NO          11            2.75      4.00      NO                       N
618214167       Nearest        NO          11.25         2.75      4.25      NO                       N
618243128       Nearest        NO          11.25         2.75      4.25      NO                       N
618258503       Nearest        NO          11.5          2.75      4.50      NO                       N
618261121       Nearest        NO          11.25         2.75      4.25      NO                       N
618264932       Nearest        NO          11.25         2.75      4.25      NO                       N
618277506       Nearest        NO          11.25         2.75      4.25      NO                       N
618285005       Nearest        NO          11.25         2.75      4.25      NO                       N
618295336       Nearest        NO          11.25         2.75      4.375     NO                       N
618295531       Nearest        NO          11.375        2.75      4.375     NO                       N
618298636       Nearest        NO          11.5          2.75      4.50      NO                       N
618300151       Nearest        NO          11.5          2.75      4.50      NO                       N
618301799       Nearest        NO          11.125        2.75      4.125     NO                       N
618305555       Nearest        NO          11.25         2.75      4.25      NO                       N
618316308       Nearest        NO          11.25         2.75      4.25      NO                       N
618335799       Nearest        NO          11            2.75      4.00      NO                       N
618339839       Nearest        NO          11.125        2.75      4.125     NO                       N
618340217       Nearest        NO          11.25         2.75      4.25      NO                       N
618345860       Nearest        NO          11.25         2.75      4.25      NO                       N
618363157       Nearest        NO          11.125        2.75      4.125     NO                       N
618364784       Nearest        NO          11.5          2.75      4.50      NO                       N
618371453       Nearest        NO          10.75         2.75      3.75      NO                       N
618372294       Nearest        NO          11.125        2.75      4.125     NO                       N
618374285       Nearest        NO          10.75         2.75      3.75      NO                       N
618389614       Nearest        NO          11.25         2.75      4.25      NO                       N
618390309       Nearest        NO          11.5          2.75      4.50      NO                       N
618402837       Nearest        NO          11.125        2.75      4.125     NO                       N
618415239       Nearest        NO          11.25         2.75      4.25      NO                       N
618417549       Nearest        NO          11.25         2.75      4.25      NO                       N
618421475       Nearest        NO          11.375        2.75      4.375     NO                       N
618429623       Nearest        NO          11            2.75      4.00      NO                       N
618436724       Nearest        NO          11.5          2.75      4.50      NO                       N
618437509       Nearest        NO          11.25         2.75      4.25      NO                       N
618439705       Nearest        NO          11.25         2.75      4.25      NO                       N
618450368       Nearest        NO          11.125        2.75      4.125     NO                       N
618454124       Nearest        NO          10.5          2.75      3.50      NO                       N
618464488       Nearest        NO          11.375        2.75      4.375     NO                       N
618469702       Nearest        NO          11            2.75      4.00      NO                       N
618475573       Nearest        NO          11.125        2.75      4.125     NO                       N
618482366       Nearest        NO          11            2.75      4.00      NO                       N
618483813       Nearest        NO          11.25         2.75      4.25      NO                       N
618489693       Nearest        NO          11.125        2.75      4.125     NO                       N
618494020       Nearest        NO          11.375        2.75      4.375     NO                       N
618505421       Nearest        NO          10.75         2.75      3.75      NO                       N
618524572       Nearest        NO          11.25         2.75      4.25      NO                       N
618544213       Nearest        NO          11.25         2.75      4.25      NO                       N
618551894       Nearest        NO          11.25         2.75      4.25      NO                       N
618553705       Nearest        NO          11.375        2.75      4.375     NO                       N
618555284       Nearest        NO          11            2.75      4.00      NO                       N
618559585       Nearest        NO          11.5          2.75      4.50      NO                       N
618564310       Nearest        NO          11.5          2.75      4.50      NO                       N
618564673       Nearest        NO          11.5          2.75      4.50      NO                       N
618581424       Nearest        NO          11.375        2.75      4.375     NO                       N
618591039       Nearest        NO          11            2.75      4.00      NO                       N
618593235       Nearest        NO          11            2.75      4.00      NO                       N
618593850       Nearest        NO          11.25         2.75      4.25      NO                       N
618614092       Nearest        NO          11.125        2.75      4.125     NO                       N
618614888       Nearest        NO          11.5          2.75      4.50      NO                       N
618624857       Nearest        NO          11.25         2.75      4.25      NO                       N
618627246       Nearest        NO          11.5          2.75      4.50      NO                       N
618633346       Nearest        NO          11.125        2.75      4.125     NO                       N
618639774       Nearest        NO          11            2.75      4.00      NO                       N
618640298       Nearest        NO          11.25         2.75      4.25      NO                       N
618641186       Nearest        NO          11.125        2.75      4.125     NO                       N
618641621       Nearest        NO          11.25         2.75      4.25      NO                       N
618645705       Nearest        NO          11.25         2.75      4.25      NO                       N
618648207       Nearest        NO          11.25         2.75      4.25      NO                       N
618649652       Nearest        NO          11            2.75      4.00      NO                       N
618650816       Nearest        NO          11.125        2.75      4.125     NO                       N
618650883       Nearest        NO          10.875        2.75      3.875     NO                       N
618657971       Nearest        NO          11.25         2.75      4.25      NO                       N
618663387       Nearest        NO          11            2.75      4.00      NO                       N
618663651       Nearest        NO          11.25         2.75      4.25      NO                       N
618676008       Nearest        NO          11            2.75      4.00      NO                       N
618676360       Nearest        NO          11.25         2.75      4.25      NO                       N
618679114       Nearest        NO          10.75         2.75      3.75      NO                       N
618695012       Nearest        NO          11.25         2.75      4.25      NO                       N
618699540       Nearest        NO          11            2.75      4.00      NO                       N
618713081       Nearest        NO          11            2.75      4.00      NO                       N
618720400       Nearest        NO          11.25         2.75      4.25      NO                       N
618725746       Nearest        NO          11.25         2.75      4.25      NO                       N
618730219       Nearest        NO          11.125        2.75      4.125     NO                       N
618732585       Nearest        NO          11.5          2.75      4.50      NO                       N
618743269       Nearest        NO          10.75         2.75      3.75      NO                       N
618747515       Nearest        NO          11.25         2.75      4.25      NO                       N
618748015       Nearest        NO          11.125        2.75      4.125     NO                       N
618748377       Nearest        NO          11            2.75      4.00      NO                       N
618768236       Nearest        NO          11.25         2.75      4.25      NO                       N
618773288       Nearest        NO          10.875        2.75      3.875     NO                       N
618774132       Nearest        NO          11.25         2.75      4.25      NO                       N
618775883       Nearest        NO          11.25         2.75      4.25      NO                       N
618782289       Nearest        NO          11.25         2.75      4.25      NO                       N
618784748       Nearest        NO          11.25         2.75      4.25      NO                       N
618787627       Nearest        NO          11            2.75      4.00      NO                       N
618787729       Nearest        NO          10.75         2.75      3.75      NO                       N
618790724       Nearest        NO          11.25         2.75      4.25      NO                       N
618790746       Nearest        NO          11.25         2.75      4.25      NO                       N
618791736       Nearest        NO          11.25         2.75      4.25      NO                       N
618794318       Nearest        NO          11.25         2.75      4.25      NO                       N
618814492       Nearest        NO          11.25         2.75      4.25      NO                       N
618816290       Nearest        NO          10.5          2.75      3.50      NO                       N
618819113       Nearest        NO          11            2.75      4.00      NO                       N
618821889       Nearest        NO          11.25         2.75      4.25      NO                       N
618828498       Nearest        NO          11.25         2.75      4.25      NO                       N
618829956       Nearest        NO          11.125        2.75      4.125     NO                       N
618830174       Nearest        NO          11.25         2.75      4.25      NO                       N
618830312       Nearest        NO          11            2.75      4.00      NO                       N
618837796       Nearest        NO          11.25         2.75      4.25      NO                       N
618861343       Nearest        NO          11.25         2.75      4.25      NO                       N
618863027       Nearest        NO          11.25         2.75      4.25      NO                       N
618877067       Nearest        NO          11.25         2.75      4.25      NO                       N
618882532       Nearest        NO          11.125        2.75      4.125     NO                       N
618900306       Nearest        NO          11.25         2.75      4.25      NO                       N
618904344       Nearest        NO          11.25         2.75      4.25      NO                       N
618905915       Nearest        NO          11.125        2.75      4.125     NO                       N
618917292       Nearest        NO          11.125        2.75      4.125     NO                       N
618917715       Nearest        NO          10.875        2.75      3.875     NO                       N
618918681       Nearest        NO          11.25         2.75      4.25      NO                       N
618918772       Nearest        NO          11.25         2.75      4.25      NO                       N
618920231       Nearest        NO          11.25         2.75      4.25      NO                       N
618924827       Nearest        NO          11            2.75      4.00      NO                       N
618929365       Nearest        NO          11.125        2.75      4.125     NO                       N
618946970       Nearest        NO          11            2.75      4.00      NO                       N
618950410       Nearest        NO          11.25         2.75      4.25      NO                       N
618950922       Nearest        NO          11.25         2.75      4.25      NO                       N
618962755       Nearest        NO          11.25         2.75      4.25      NO                       N
618963552       Nearest        NO          11.25         2.75      4.25      NO                       N
618966748       Nearest        NO          11            2.75      4.00      NO                       N
618967237       Nearest        NO          11            2.75      4.00      NO                       N
618986662       Nearest        NO          11.125        2.75      4.125     NO                       N
618988879       Nearest        NO          11.25         2.75      4.25      NO                       N
619001344       Nearest        NO          11            2.75      4.00      NO                       N
619003084       Nearest        NO          11.25         2.75      4.25      NO                       N
619005042       Nearest        NO          11.125        2.75      4.125     NO                       N
619025796       Nearest        NO          10.75         2.75      3.75      NO                       N
619026138       Nearest        NO          11.125        2.75      4.125     NO                       N
619028276       Nearest        NO          10.5          2.75      3.50      NO                       N
619028447       Nearest        NO          11            2.75      4.00      NO                       N
619035801       Nearest        NO          11.125        2.75      4.125     NO                       N
619036221       Nearest        NO          11.125        2.75      4.125     NO                       N
619046882       Nearest        NO          11            2.75      4.00      NO                       N
619056384       Nearest        NO          10.75         2.75      3.75      NO
619064395       Nearest        NO          11            2.75      4.00      NO                       N
619066649       Nearest        NO          10.875        2.75      3.875     NO                       N
619069130       Nearest        NO          11.125        2.75      4.125     NO                       N
619071338       Nearest        NO          11.125        2.75      4.125     NO                       N
619075172       Nearest        NO          11            2.75      4.00      NO                       N
619076333       Nearest        NO          11            2.75      4.00      NO                       N
619077094       Nearest        NO          11            2.75      4.00      NO                       N
619078426       Nearest        NO          11            2.75      4.00      NO                       N
619095644       Nearest        NO          10.5          2.75      3.50      NO                       N
619113873       Nearest        NO          11.125        2.75      4.125     NO                       N
619116444       Nearest        NO          11            2.75      4.00      NO                       N
619118787       Nearest        NO          11.125        2.75      4.125     NO                       N
619121065       Nearest        NO          11.25         2.75      4.25      NO                       N
619126903       Nearest        NO          11.125        2.75      4.125     NO                       N
619130179       Nearest        NO          11            2.75      4.00      NO                       N
619140080       Nearest        NO          11.125        2.75      4.125     NO                       N
619140160       Nearest        NO          11.125        2.75      4.125     NO                       N
619146100       Nearest        NO          10.75         2.75      3.75      NO                       N
619149682       Nearest        NO          11.125        2.75      4.125     NO                       N
619156717       Nearest        NO          11.25         2.75      4.25      NO                       N
619168016       Nearest        NO          10.875        2.75                NO                       N
619171077       Nearest        NO          10            2.75      3.00      NO                       N
619187144       Nearest        NO          11            2.75      4.00      NO                       N
619195224       Nearest        NO          11            2.75      4.00      NO                       N
619200221       Nearest        NO          11.125        2.75      4.125     NO                       N
619203894       Nearest        NO          11.25         2.75      4.25      NO                       N
619210859       Nearest        NO          11.25         2.75      4.25      NO                       N
619213453       Nearest        NO          11            2.75      4.00      NO                       N
619222487       Nearest        NO          11            2.75      4.00      NO                       N
619254351       Nearest        NO          11            2.75      4.00      NO                       N
619255443       Nearest        NO          11            2.75      4.00      NO                       N
619271955       Nearest        NO          11.25         2.75      4.25      NO                       N
619274048       Nearest        NO          11            2.75      4.00      NO                       N
619274527       Nearest        NO          11.25         2.75      4.25      NO                       N
619294393       Nearest        NO          10.75         2.75      3.75      NO                       N
619298104       Nearest        NO          11            2.75      4.00      NO                       N
619302439       Nearest        NO          11            2.75      4.00      NO                       N
619303599       Nearest        NO          10.75         2.75      3.75      NO                       N
619311021       Nearest        NO          11            2.75      4.00      NO                       N
619311349       Nearest        NO          10.75         2.75      3.75      NO                       N
619316981       Nearest        NO          11            2.75      4.00      NO                       N
619329190       Nearest        NO          11            2.75      4.00      NO                       N
619337292       Nearest        NO          11            2.75      4.00      NO                       N
619356979       Nearest        NO          10.875        2.75      3.875     NO                       N
619364274       Nearest        NO          10.75         2.75      3.75      NO                       N
619365630       Nearest        NO          11            2.75      4.00      NO                       N
619371171       Nearest        NO          10.625        2.75      3.625     NO                       N
619376611       Nearest        NO          10.625        2.75      3.625     NO                       N
619385008       Nearest        NO          11            2.75      4.00      NO                       N
619385199       Nearest        NO          11            2.75      4.00      NO                       N
619396977       Nearest        NO          11            2.75      4.00      NO                       N
619417233       Nearest        NO          10.75         2.75      3.75      NO                       N
619440301       Nearest        NO          11            2.75      4.00      NO                       N
619441869       Nearest        NO          11.25         2.75      4.25      NO                       N
619469258       Nearest        NO          10.75         2.75      3.75      NO                       N
619475860       Nearest        NO          11            2.75      4.00      NO                       N
619479192       Nearest        NO          11.25         2.75      6.25      NO                       N
619484598       Nearest        NO          11.125        2.75      4.125     NO                       N
619498015       Nearest        NO          11.25         2.75      4.25      NO                       N
619498981       Nearest        NO          11.25         2.75      4.25      NO                       N
619524687       Nearest        NO          11.25         2.75      4.25      NO                       N
619524858       Nearest        NO          11.125        2.75      4.125     NO                       N
619539980       Nearest        NO          11            2.75      4.00      NO                       N
619548366       Nearest        NO          10.5          2.75      3.50      NO                       N
619552682       Nearest        NO          11.25         2.75      4.25      NO                       N
619558245       Nearest        NO          11            2.75      4.00      NO                       N
619633612       Nearest        NO          11            2.75      4.00      NO                       N
619661888       Nearest        NO          10.75         2.75      3.75      NO                       N
619742943       Nearest        NO          11            2.75      4.00      NO                       N
619751978       Nearest        NO          10.875        2.75      3.875     NO                       N
619752899       Nearest        NO          11.25         2.75      4.25      NO                       N
619763153       Nearest        NO          11.75         2.75      4.75      NO                       N
619835683       Nearest        NO          11.5          2.75      4.50      NO                       N











                                 EXHIBIT B


                       CONTENTS OF EACH MORTGAGE FILE

         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to Sections 2.01 and 2.03 of the Seller's Warranties and the Servicing Agreement to which this Exhibit is attached (the
"Agreement"):

         1. The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of ______________, without recourse" and signed in the name of the Company by an authorized officer (in the event that the Mortgage Loan was acquired by the Company in a merger, the signature must be in the following form:
                  "[Company], successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the signature must be in the following form: "[Company], formerly know as [previous name]").

         2. The original of any personal endorsement, surety and/or guaranty agreement executed in connection with the Mortgage Note, if any.

         3. The original Mortgage, with evidence of recording thereon or a certified true and correct copy of the Mortgage sent for recordation. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or
                  (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded Mortgage.

         4. The originals or certified true copies of all assumption, modification, consolidation or extension agreements, with evidence of recording noted thereon if recordation is required to maintain the lien of the mortgage or is otherwise required, or, if recordation is not so required, an original or copy of any such assumption, modification, consolidation or extension agreements.

         5. The original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording, from the Company to "______________" or as otherwise directed by the Purchaser. If the Mortgage Loan was acquired by the Company in a merger, the Assignment of Mortgage must be made by "[Company], successor by merger to [name of predecessor]." If the Mortgage Loan was acquired or originated by the Company while doing business under another name, the Assignment of Mortgage must be by "[Company], formerly know as [previous name]." Subject to the foregoing and where permitted under the applicable laws of the jurisdiction wherein the Mortgaged property is located, such Assignments of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county.

         6. Originals or certified true copies of all intervening assignments of the Mortgage necessary to show a complete chain of title from the original mortgagee to the Seller, with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Custodian, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office or by the title insurance company that issued the title policy to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment; provided, that such intervening assignments may be in the form of blanket assignments, a copy of which, with evidence of recording noted thereon, shall be acceptable.

         7. The original or copy of a policy of title insurance, a certificate of title, or attorney's opinion of title (accompanied by an abstract of title), as the case may be, with respect to each Mortgage Loan.

         8. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items to the extent in the possession of the Company or in the possession of the Company's agent(s):

         9.       Verification of Mortgage Insurance.

         10. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section
                  4.10 of the Agreement.

         11.      Residential loan application.

         12.      Mortgage Loan closing statement.

         13. Verification of employment and income, unless originated under the Company's Limited Documentation program, FNMA Timesaver Plus.

         14. Verification of acceptable evidence of source and amount of down payment.

         15.      Credit report on the Mortgagor, if available.

         16.      Residential appraisal report.

         17.      Photograph of the Mortgaged Property.

         18. Survey of the Mortgaged Property, if required by the title company or applicable law.

         19. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e. map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

         20.      All required disclosure statements.

         21. If available, termite report, structural engineer's report, water potability and septic certification.

         22.      Sales contract, if applicable.

         23. Evidence of payment of taxes and insurance premiums, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

         24.      Amortization schedule, if available.

         25.      Original power of attorney, if applicable.

         In the event an Officer's Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 240 days of the Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.


                                 EXHIBIT C


                        FORM OF CUSTODIAL AGREEMENT


                                See Attached




                                 EXHIBIT D


                         FORM OF OPINION OF COUNSEL

                                See Attached






                                                                  EXHIBIT E

             ITEMS TO BE INCLUDED IN MONTHLY REMITTANCE ADVICE


         INVESTOR REPORTS

         Monthly Cutoffs:

         Scheduled Remittance:

         P139  Trial Balance by Investor
         T62A Loan Activity Report
         T62C Monthly Accounting Report
         T62D Reconciliation of Principal and Calculation of Minimum Cash
              Required
         T62E Liquidation Report
         S50Y Private Pool Detail Report
         S21H Participant Summary of Curtailments Made Remittance Report S21J Participant Summary of Paid In Full Remittance Report
         S21K Participant Consolidation of Remittance Report

         DEFAULT REPORTS

         Delinquents:

          Loan Number
          Borrower Name
          Address
          Due Date
          Unpaid Principal Balance
          Escrow Advance
          Corporate Advance
          Comments

         Foreclosure:

          Loan Number
          Borrower Name
          Address
          Unpaid Principal Balance
          Default Code Description
          Escrow Advance
          Corporate Advance
          FC/Stop
          Status
          Part A Filing Date
          Part B Filing Date
          Indicator
          Step Code Description
          Actual Date
          REO Start Date
          Comments

         Bankruptcy:

          Loan Number
          Loan Type (PMI / No PMI)
          MI Coverage Amount
          Borrower Name
          Address
          Unpaid Principal Balance
          Default Code Description
          Escrow Advance
          Corporate Advance
          Chapter
          Filing Date
          Confirm Hearing Date
          Post Petition Due Date
          Motion For Relief Filed Date
          Motion For Relief Hearing Date
          Motion For Relief Denied Date
          Motion For Relief Followup Date
          Dismissal Date
          Discharge Date
          Comments





                                                                  EXHIBIT F

          FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


                  ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT made this _____ day of __________________, 200_, among ABN AMRO Mortgage Group Inc., a ________________________ (the "Servicer"), ______________________ a
______________________ (the "Assignee"), and _____________________________,
a _______________________ (the "Assignor).

                  WHEREAS, Goldman Sachs Mortgage Company and the Servicer have entered into a certain Seller's Warranties and Servicing Agreement dated as of January 1, 2002 (the "Servicing Agreement"), pursuant to which the Servicer sold certain mortgage loans listed on the mortgage loan schedule attached as an exhibit to the Servicing Agreement;

                  WHEREAS, the Assignee has agreed on certain terms and conditions to purchase from the Assignor certain mortgage loans (the "Mortgage Loans"), which Mortgage Loans are subject to the provisions of the Servicing Agreement and are listed on the mortgage loan schedule attached as Exhibit 1 hereto (the "Mortgage Loan Schedule");

                  WHEREAS, pursuant to a Trust Agreement, dated as of [______ __], 200__ (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor, and [______], as Trustee (the "Trustee"), the Assignee will transfer the Mortgage Loans to the Trustee, together with the Assignee's rights in the [Sale and Servicing Agreement];

                  NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. Assignment and Assumption.

                           (a) The Assignor hereby assigns to the Assignee
all of its right, title and interest in and to the Mortgage Loans and the Servicing Agreement, to the extent relating to the Mortgage Loans (other than the rights of the Assignor to indemnification thereunder), and the Assignee hereby assumes all of the Assignor's obligations under the Servicing Agreement, to the extent relating to the Mortgage Loans from and after the date hereof, and the Servicer hereby acknowledges such assignment and assumption and hereby agrees to the release of the Assignor from any obligations under the Servicing Agreement from and after the date hereof, to the extent relating to the Mortgage Loans. Notwithstanding the foregoing, it is understood that the Assignor is not released from liability for any breaches of the representations and warranties made in
Section 3.06 of the Servicing Agreement, and the Assignee is not undertaking any such liability hereunder.

                           (b) The Assignor represents and warrants to the
Assignee that the Assignor has not taken any action which would serve to impair or encumber the Assignor's ownership interest in the Mortgage Loans since the date of the Servicing Agreement.

                           (c) The Servicer and the Assignor shall have the
right to amend, modify or terminate the Servicing Agreement without the joinder of the Assignee with respect to mortgage loans not conveyed to the Assignee hereunder, provided, however, that such amendment, modification or termination shall not affect or be binding on the Assignee.

                  2. Accuracy of Servicing Agreement.

                  The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit 2 is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement.

                  3. Recognition of Purchaser.

                  From and after the date hereof, the Servicer shall note the transfer of the Mortgage Loans to the Assignee in its books and records, shall recognize the Assignee as the owner of the Mortgage Loans and shall service the Mortgage Loans for the benefit of the Assignee pursuant to the Servicing Agreement, the terms of which are incorporated herein by reference. It is the intention of the Assignor, Servicer and Assignee that the Servicing Agreement shall be binding upon and inure to the benefit of the Servicer and the Assignee and their successors and assigns.

                  4. Representations and Warranties.

                           (a) Decision to Purchase. The Assignee
represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Assignor or the Servicer other than those contained in the Servicing Agreement or this Assignment Agreement.

                           (b) Authority. The Assignee hereto represents
and warrants that it is duly and legally authorized to enter into this Assignment Agreement and to perform its obligations hereunder and under the Servicing Agreement.

                           (c) Enforceability. The Assignee hereto
represents and warrants that this Assignment Agreement has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

                  5. Representations and Warranties of the Assignor. The Assignor hereby represents and warrants to the Assignee as follows:

                           (a) The Assignor has been duly organized and is
validly existing as a _____________ in good standing under the laws of the State of New York with full power and authority (corporate and other) to enter into and perform its obligations under the Servicing Agreement and this Assignment Agreement.

                           (b) This Assignment Agreement has been duly
executed and delivered by the Assignor, and, assuming due authorization, execution and delivery by each of the other parties hereto, constitutes a legal, valid, and binding agreement of the Assignor, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law.

                           (c) The execution, delivery and performance by
the Assignor of this Assignment Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof.

                           (d) The execution and delivery of this
Assignment Agreement have been duly authorized by all necessary corporate action on the part of the Assignor; neither the execution and delivery by the Assignor of this Assignment Agreement, nor the consummation by the Assignor of the transactions herein contemplated, nor compliance by the Assignor with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of the governing documents of the Assignor or any law, governmental rule or regulation or any material judgment, decree or order binding on the Assignor or any of its properties, or any of the provisions of any material indenture, mortgage, deed of trust, contract or other instrument to which the Assignor is a party or by which it is bound.

                           (e) There are no actions, suits or proceedings
pending or, to the knowledge of the Assignor, threatened, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Assignment Agreement or (B) with respect to any other matter that in the judgment of the Assignor will be determined adversely to the Assignor and will if determined adversely to the Assignor materially adversely affect its ability to perform its obligations under this Assignment Agreement.

                           (f) Except for the sale to the Assignee, the
Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein.

                           (g) The Assignor has not satisfied, canceled, or
subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released any Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related Federal Insurer, to the extent such approval was required.

                  It is understood and agreed that the representations and warranties set forth in this Section 5 shall survive delivery of the respective Mortgage Files to the Custodian and shall inure to the benefit of the Assignee and its assigns notwithstanding any restrictive or qualified endorsement or assignment. Upon the discovery by the Assignor or the Assignee and its assigns of a breach of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to this Assignment Agreement, and in no event later than two (2) Business Days from the date of such discovery. It is understood and agreed that the obligations of the Assignor set forth in
Section 6 to repurchase a Mortgage Loan constitute the sole remedies available to the Assignee and its assigns on their behalf respecting a breach of the representations and warranties contained in this Section 5. It is further understood and agreed that the Assignor shall be deemed not to have made the representations and warranties in this Section 5 with respect to, and to the extent of, representations and warranties made, as to the matters covered in this Section 5, by the Servicer in the Servicing Agreement (or any officer's certificate delivered pursuant thereto).

                  It is understood and agreed that the Assignor has made no representations or warranties to the Assignee other than those contained in this Section 5, and no other affiliate of the Assignor has made any representations or warranties of any kind to the Assignee.

                  6. Repurchase of Mortgage Loans.

                  Upon discovery or notice of any breach by the Assignor of any representation, warranty, or covenant under this Assignment Agreement that materially and adversely affects the value of any Mortgage Loan or the interest of the Assignee therein (it being understood that any such defect or breach shall be deemed to have materially and adversely affected the value of the related Mortgage Loan or the interest of the Assignee therein if the Assignee incurs a loss as a result of such defect or breach), the Assignee promptly shall request that the Assignor cure such breach and, if the Assignor does not cure such breach in all material respects within 60 days from the date on which it is notified of the breach (such date the "Defect Discovery Date"), the Assignee may enforce the Assignor's obligation hereunder to purchase such Mortgage Loan from the Assignee. Notwithstanding the foregoing, however, if such breach is a Qualification Defect, such cure or repurchase must take place within 75 days of the Defect Discovery Date.

                  In the event the Servicer has breached a representation or warranty under the Servicing Agreement that is substantially identical to a representation or warranty breached by the Assignor hereunder, the Assignee shall first proceed against the Servicer. If the Servicer does not within 60 days after notification of the breach, take steps to cure such breach (which may include certifying to progress made and requesting an extension of the time to cure such breach, as permitted under the Servicing Agreement) or purchase, or substitute for the Mortgage Loan, the Trustee shall be entitled to enforce the obligations of the Assignor hereunder to cure such breach or to purchase the Mortgage Loan from the Trust. In such event, the Assignor shall succeed to the rights of the Assignee to enforce the obligations of the Servicer to cure such breach or repurchase such Mortgage Loan under the terms of the related Servicing Agreement with respect to such Mortgage Loan.

                  Except as specifically set forth herein, the Assignee shall have no responsibility to enforce any provision of this Assignment Agreement, to oversee compliance hereof, or to take notice of any breach or default thereof.

                  7. Continuing Effect.

                  Except as contemplated hereby, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

                  8. Governing Law.

                  THIS ASSIGNMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS).

                  9. Notices.

                  Any notices or other communications permitted or required hereunder or under the Servicing Agreement shall be in writing and shall be deemed conclusively to have been given if personally delivered at or mailed by registered mail, postage prepaid, and return receipt requested or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, to: (i) in the case of the Servicer, [______________________, _____________________] or such address as may hereafter be furnished by the Servicer; (ii) in the case of the Assignee, _________________, _________________, Attention: ________________________,
or such other address as may hereafter be furnished by the Assignee, and
(iii) in the case of the Assignor, __________________, Attention:
_________________, or such other address as may hereafter be furnished by the Assignor.

                  10. Counterparts.

                  This Assignment Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

                  11. Definitions.

                  Any capitalized term used but not defined in this Assignment Agreement has the same meaning as in the Servicing Agreement.


                  IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement the day and year first above written.

                                           ASSIGNEE:


                                           By:
                                                    ---------------------------
                                           Name:
                                                    ---------------------------
                                           Title:
                                                    ---------------------------


                                           ASSIGNOR:


                                           By:
                                                    ---------------------------
                                           Name:
                                                    ---------------------------
                                           Title:
                                                    ---------------------------


Acknowledged by:

SERVICER:


By:
         -----------------------------
Name:
         -----------------------------
Title:
         -----------------------------



                                                                  EXHIBIT G


                   FORM OF SELLER'S OFFICER'S CERTIFICATE

                  I, ______________________, hereby certify that I am a
duly elected [Vice President] of _____________________________, a corporation organized under the laws of the State of _________ (the "Company") and further as follows:

                  1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the Articles of Incorporation of the Company which is in full force and effect on the date hereof.

                  2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the by-laws of the Company which are in effect on the date hereof.

                  3. The execution and delivery by the Company of the Seller's Warranties and Servicing Agreement, dated as of January 1, 2002 (the "Sale and Servicing Agreement") and the Custodial Agreement , dated as of January 1, 2002 (the "Custodial Agreement" and, together with the Sale and Servicing Agreement, the "Agreements") are in the ordinary course of business of the Company and no special resolutions or consents of the board of directors of the Company are required in connection therewith.

                  4. Each person who, as an officer or representative of the Company, signed (a) the Sale and Servicing Agreement, or (b) any other document delivered prior hereto or on the date hereof in connection with any transaction described in the Agreements was, at the respective times of such signing and delivery a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on Exhibit 3, and the signatures of such persons appearing on such documents are their genuine signatures.

                  No proceedings for dissolution, merger, consolidation, liquidation, conservatorship or receivership of the Company or for the sale of all or substantially all of its assets is pending, or to my knowledge threatened, and no such proceeding is contemplated by the Company.


                  IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:                                          By:
                                                   ---------------------------
                                                Title:  Vice President


                  I, ______________ the Secretary of __________________,
hereby certify that ____________________ is a duly elected and acting Vice President of the Company and that the signature appearing above is his genuine signature.


                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:                                          By:
                                                   -----------------------
                                                Title:  Secretary